Exhibit 4.3

XTERA COMMUNICATIONS, INC.

PREFERRED STOCKHOLDER AGREEMENT

This Preferred Stockholder Agreement (the “Agreement”) is made as of August 1, 2007, by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), and the holders of the Series A-1 Convertible Preferred Stock, par value $0.001 per share (“Series A-1 Preferred Stock”), and the Series B-1 Convertible Preferred Stock, par value $0.001 per share (“Series B-1 Preferred Stock,” and together with the Series A-1 Preferred Stock, the “Preferred Stock”), of the Company set forth on Exhibit A attached to this Agreement (individually, an “Investor,” collectively, the “Investors”).

RECITALS

The Company and certain of the Investors are parties to the Series B-1 Preferred Stock Purchase Agreement, dated as of the date of this Agreement (as amended or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which the Company has agreed to sell, and such Investors have agreed to purchase, shares of Series B-1 Preferred Stock of the Company, subject to certain conditions, including the execution and delivery of this Agreement;

To induce the Investors to enter into the Purchase Agreement and purchase shares of Series B-1 Preferred Stock thereunder, the Company, the Investors desire to enter into this Agreement to set forth certain rights and obligations of the Stockholders;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:

1. Certain Definitions. For purposes of this Agreement, the following terms have the following meanings:

(a) an “Affiliate” of an entity shall mean any person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such entity and with respect to any entity which is a partnership, any partner and affiliated partnership managed by the same management company or managing general partner or by an entity which controls, is controlled by, or is under common control with such management company or managing general partner.

(b) “IPO” means the first closing of a bona fide, firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of securities for the account of the Corporation to the public (A) at a price per share of Common Stock of not less than $3.46028 per share (subject to proportionate adjustment in the event of a stock split, reverse stock split, reclassification or stock dividend), (B) with respect to which the Corporation receives aggregate net proceeds (after deduction of underwriting discounts and commissions) of not less than $75,000,000, and (C) with respect to which such Common Stock is listed for trading on either the New York Stock Exchange or the NASDAQ National Market.

(c) “Offered Stock” means all Stock proposed to be Transferred by the Seller.

(d) “On an as-converted basis” means taking into account all of the issued and outstanding shares of Common Stock of the Company, all issued and outstanding shares of Preferred Stock and other issued and outstanding securities convertible into Common Stock of the Company, each on an as-converted basis.

(e) “Right of First Refusal” means the right of first refusal provided to the Company and the Investors in Section 3 of this Agreement.

(f) “Seller” means any Series A-1 Stockholder proposing to Transfer Stock.

(g) “Series A-1 Stockholders” means the holders of the Series A-1 Convertible Preferred Stock.

(h) “Series B-1 Stockholders” means the holders of the Series B-1 Convertible Preferred Stock.

(i) “Stock” means and includes all Common Stock and Preferred Stock of the Company (whether already issued or issuable upon conversion of Preferred Stock).

(j) “Transfer” means and includes any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings, or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except:

(i) any transfers of Stock to the Seller’s spouse, lineal descendant or antecedent, father, mother, brother or sister of the Seller, the adopted child or adopted grandchild of the Seller, or the spouse of any child, adopted child, grandchild or adopted grandchild of the Seller, or to a trust or trusts for the exclusive benefit of the Seller or the Seller’s family members as listed in this Section; or

(ii) any transfers of Stock to an Affiliate;

provided that in each and all such cases, (A) the Seller shall inform the Company and each Investor by written notice prior to effecting such permitted transfer of Stock, and (B) such transferee or Affiliate, as the case may be, shall furnish the Company and each Investor with an executed counterpart copy of this Agreement and agree to become bound thereby as was the Seller. Such transferred Stock shall remain “Stock” hereunder, and the transferee shall be treated as was the Seller of such Stock hereunder, and shall assume all rights and obligations of such Seller hereunder.

2. Notice of Proposed Transfer. Before any Seller may effect any Transfer of Stock, the Seller must give at the same time to the Company and to each Investor a written notice signed by the Seller (the “Seller’s Notice”) stating (a) the Seller’s bona fide intention to Transfer such Offered

Stock and the name and address of the proposed transferee (the “Transferee”); (b) the number of shares of the Offered Stock; and (c) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Seller proposes to Transfer such Offered Stock (the “Offered Price”). Upon the request of the Company or any of such Investors, the Seller will promptly furnish information to the Company and to the Investors as may be reasonably requested to establish that the offer and Transferee are bona fide.

3. Right of First Refusal.

(a) The Right.

(i) Company’s Initial Right. The Company has the right of first refusal to purchase any or all of the Offered Stock, if the Company gives written notice of the exercise of such right to the Seller within fifteen (15) days after the date of its receipt of the Seller’s Notice to the Company (the “Company’s Refusal Period”). If the Company does not desire to purchase all of the Offered Stock, within ten (10) days after expiration of the Company’s Refusal Period, the Company will give written notice to each Investor, specifying the number of shares of Offered Stock not subscribed for by the Company through exercise of its Right of First Refusal (the “Company’s Notice”).

(ii) Investors’ Right. If the Company does not desire to purchase any or all of the Offered Stock, the Investors shall have the right of first refusal to purchase all or none of the Offered Stock; provided, that each such Investor gives written notice of the exercise of such right to the Seller within fifteen (15) days after the date of mailing or other transmission of the Company’s Notice to such Investor (the “Investors’ Refusal Period”), which notice shall indicate the maximum number of shares of Stock that such Series B-1 Stockholder is willing to purchase, including the number of shares of Stock it would purchase if one or more other Series B-1 Stockholders do not elect to purchase their Series B-1 Stockholder’s Share. To the extent the aggregate number of shares such Investors desire to purchase exceeds the Offered Stock available, each such Investor will be entitled to purchase a fraction of the Offered Stock, the numerator of which is the number of shares of Stock (assuming the Conversion of Preferred Stock into Common Stock) held by such Investor and the denominator of which is the number of shares of Stock (assuming the conversion of Preferred Stock into Common Stock) held by all Investors exercising their Right of First Refusal (and if any shares of Offered Stock remain unallocated after application of the foregoing, such shares shall be allocated through successive applications thereof).

Upon the expiration of the Investors’ Refusal Period, the number of shares of Stock to be purchased by each Investor who has elected to participate in purchasing the Offered Stock (the “Participating Investors”) shall be determined as follows: (i) first, there shall be allocated to each Investor electing to purchase, a number of shares of Stock equal to the lesser of (A) the number of shares of Stock as to which such Investor accepted as set forth in its respective acceptance notice or (B) such Investor’s Pro Rata Fraction, which shall be equal to the product obtained by multiplying the total number of shares of Stock not purchased by the Company by a fraction, the numerator of which is the total number of shares of Preferred Stock owned by such Investor, and the denominator of which is the total number of shares of Preferred Stock held by all Investors, in each case as of the date of the Seller’s Notice, and (ii) second, the balance, if any, not allocated under clause (i) above, shall be allocated to those Investors who within the Investors’

Refusal Period delivered an acceptance notice that set forth a number of shares of Stock that exceeded their respective Pro Rata Fractions, in each case on a pro rata basis in proportion to the number of shares of Stock held by each such Investor up to the amount of such excess. Within ten (10) days after expiration of the Investors’ Refusal Period (the “Confirmation Period”), the Seller will give written notice to the Company and the Participating Investors, specifying the aggregate number of shares of Offered Stock that were subscribed for by the Investors (the “Subscribed Offered Stock”) exercising their Rights of First Refusal (the “Confirmation Notice”). Should the Subscribed Offered Stock not equal or exceed the number of shares of Offered Stock, the Participating Investors may notify the Seller, within ten (10) days after expiration of the Confirmation Period, of their intent to purchase an amount equal to the difference between (i) the Offered Stock and (ii) the Subscribed Offered Stock (such amount, the “Remaining Offered Stock”). Should the Participating Investors collectively elect not to purchase an amount equal to the Remaining Offered Stock, the Right of First Refusal under this Agreement shall be deemed to have been waived with respect to the Offered Stock.

(b) Purchase Price. The purchase price for the Offered Stock to be purchased by the Company or by any Investor exercising its Right of First Refusal under this Agreement will be the Offered Price, and will be payable as set forth in Section 3(c) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be the fair market value as determined by the Board of Directors of the Company, the holders of a majority the outstanding shares of Series A-1 Stock and the holders of a majority the outstanding shares of Series B-1 Stock, provided that if the Company and such Investors are unable to reach agreement, then by independent appraisal by an investment banker hired and paid by the Company, but acceptable to such Investors.

(c) Payment. Payment of the purchase price for the Offered Stock purchased by the Company or by an Investor exercising its Right of First Refusal will be made within fifteen (15) days after the later of (i) the end of the Company’s Refusal Period, or (ii) the delivery of the Company’s Notice and the end of the Investors’ Refusal Period. Payment of the purchase price will be made, at the option of the Company or the exercising Investor, (i) in cash (by check or wire transfer at the option of the purchaser), (ii) by cancellation of all or a portion of any outstanding indebtedness of the Seller to the Company or the Investor, as the case may be, or (iii) by any combination of the foregoing.

(d) Rights as an Investor. If the Company or any Investor exercises its Right of First Refusal to purchase the Offered Stock, then, upon the date the notice of such exercise is given by the Company or any Investor, the Seller will have no further rights as a holder of the Offered Stock except the right to receive payment for the Offered Stock from the Company or the Investors in accordance with the terms of this Agreement, and the Seller will forthwith cause all certificate(s) evidencing such Offered Stock to be surrendered for transfer to the Company or the Investor, as the case may be.

4. Multiple Series, Classes or Types of Stock. If the Offered Stock consists of more than one series, class or type of Stock, the Seller has the right to Transfer hereunder each such series, class or type.

5. Refusal to Transfer. Any attempt by any Seller to Transfer any Stock in violation of any provision of this Agreement will be void. The Company will not be required (i) to transfer on its books any Stock that has been sold, gifted or otherwise Transferred in violation of this Agreement, or (ii) to treat as owner of such Stock, or to accord the right to vote or pay dividends to any purchaser, donee or other Transferee to whom such Stock may have been so Transferred.

6. Board of Directors; Voting. So long as at least 1,000,000 shares of Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date hereof) remain outstanding, each Investor hereby agrees to vote all shares of the Company’s capital stock now or hereafter directly or indirectly owned (of record or beneficially) by such Investor and otherwise to take such action as shall be necessary to:

(a) elect and appoint to the Board of Directors of the Company the following persons:

(i) two (2) individuals designated by the holders of a majority of the outstanding shares of Series B-1 Preferred Stock (each, a “Series B-1 Director”), voting as a single class, one (1) of which shall be the designee of ARCH Venture Partners (“AVP”) for so long as AVP and its Affiliates hold not less than 2,000,000 shares of Preferred Stock in the aggregate (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date hereof), and one (1) of which shall be the designee of New Enterprise Associates (“NEA”) for so long as NEA and its affiliates hold not less than 2,000,000 shares of Preferred Stock in the aggregate (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date hereof); and

(ii) three (3) individuals designated by the holders of a majority of the outstanding shares of Series A-1 Preferred Stock (each, a “Series A-1 Director”), voting as a single class, one (1) of which shall be the designee of Sevin Rosen Fund VII, L.P. (“SRF”) for so long as SRF and its Affiliates hold not less than 2,000,000 shares of Preferred Stock in the aggregate (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date hereof), and one (1) of which shall be the designee of Communications Ventures IV, L.P. (“ComVen”) for so long as ComVen and its affiliates hold not less than 2,000,000 shares of Preferred Stock in the aggregate (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date hereof);

(iii) one (1) individual designated by the holders of a majority of the outstanding shares of Common Stock, voting as a class, one (1) of which shall be the then-current Chief Executive Officer of the Company (the “CEO Director”); and

(iv) one (1) individual designated by mutual agreement of the Series B-1 Directors, the Series A-1 Directors and the CEO Director (the “Outside Director”);

(b) ensure that in the event the number of authorized directors is increased beyond seven (7), the persons filling any newly-created seats shall be approved by both the holders of a majority of the outstanding Common Stock, voting as a class, and the holders of a majority of the Preferred Stock, voting as a class;

(c) allow for The Wellcome Trust (“TWT”) to have an observer attend all meetings of the Board of Directors for so long as TWT and its Affiliates hold not less than 2,000,000 shares of Preferred Stock in the aggregate (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date hereof); and to receive all materials provided to the Board of Directors at the time as such directors; provided that such observer shall first enter into a standard nondisclosure agreement with the Company;

(d) so long as at least 1,000,000 shares of Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) remain issued and outstanding, each authorized committee of the Board of Directors shall include at least 1 Series B-1 Director;

(e) ensure that the Board of Directors shall consist of the following persons immediately following the first closing of the Company’s Series B-1 Preferred financing pursuant to the Purchase Agreement: Clinton Bybee (Series B-1 Director), Jon Bayless, who shall be Chairman (SRF designee and Series A-1 Director), Cliff Higgerson (ComVen designee and Series A-1 Director), Hayden Harris (Series A-1 Director), Jon Hopper (CEO Director) and Tingye Li (Outside Director);

(f) elect the second Series B-1 Director upon designation of such director by NEA; and

(g) ensure that the Company shall execute and deliver a Director Indemnification Agreement for the Series B-1 Director designated by NEA in the form attached as Exhibit I to the Purchase Agreement.

7. Restrictive Legend and Stop Transfer Orders.

(a) Legend. Each Investor understands and agrees that the Company may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Stock by the Investor:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL AND/OR VOTING AGREEMENTS AS SET FORTH IN AN AMENDED AND RESTATED STOCKHOLDER AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES AND THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL AND VOTING AGREEMENTS ARE BINDING ON CERTAIN TRANSFEREES OF THESE SHARES.”

(b) Stop Transfer Instructions. Each Series A-1 Stockholder agrees, to ensure compliance with the restrictions referred to herein, that the Company may issue appropriate “stop transfer” certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

(c) Transfers. No securities shall be Transferred by the Series A-1 Stockholders unless (i) such Transfer is made in compliance with all of the terms of this Agreement and in compliance with the terms of applicable federal and state securities laws and (ii) prior to such Transfer, the Transferee or Transferees sign a counterpart to this Agreement pursuant to which it or they agree to be bound by the terms of this Agreement. The Company shall not be required (a) to Transfer on its books any shares that shall have been sold or Transferred in violation of any of the provisions of this Agreement or (b) to treat as the owner of such shares or to accord the right to vote as such owner or to pay dividends to any Transferee to whom such shares shall have been so Transferred.

8. Termination and Waiver.

(a) Termination. The Right of First Refusal will not apply to and will terminate upon an IPO. The Voting Agreement set forth in Section 7 hereof will also terminate upon an IPO.

(b) Waiver. Any waiver by a party of its rights hereunder will be effective only if evidenced by a written instrument executed by such party or its authorized representative; provided, however that with respect to any Investor, such waiver must include the holders of a majority of the shares of Series A-1 Stock held by the Series A-1 Stockholders, and the holders of a majority of the shares of Series B-1 Stock held by the Series B-1 Stockholders.

9. Miscellaneous Provisions.

(a) Notice. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective on (i) the date of delivery by facsimile, or (ii) the business day after deposit with a nationally-recognized courier or overnight service, including Express Mail, for United States deliveries or (iii) five (5) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party’s signature on this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. Notwithstanding the foregoing, all notices for delivery outside the United States shall be sent by facsimile (in which case said notice shall be deemed effective as of the next business day following the date of transmission) or nationally recognized courier (in which case said notice shall be deemed effective as of the fifth day following the date of mailing). Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice. Notices to the Company will be marked to the attention of the Chief Executive Officer.

(b) Binding on Successors and Assigns: Inclusion Within Certain Definitions. This Agreement, and the rights and obligations of the parties hereunder, will inure to the benefit of, and be binding upon, their respective successors, assigns, heirs, executors, administrators and legal representatives. Any permitted Transferee of an Investor who is required to become a party hereto will be considered an “Investor” for purposes of this Agreement and any permitted Transferee of Stock held by the Seller will be considered a “Seller” for purposes of this Agreement.

(c) Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained herein.

(d) Amendment. This Agreement may be amended only by a written instrument executed by (i) the Company, (ii) the holders of a majority of the shares of Series A-1 Stock held by the Series A-1 Stockholders, and (iii) the holders of a majority of the shares of Series B-1 Stock held by the Series B-1 Stockholders.

(e) Continuity of Other Restrictions. Any Stock not purchased by the Company or any Investor under their Right of First Refusal hereunder will continue to be subject to all other restrictions imposed upon such Stock by law or agreement, including any restrictions imposed under the Company’s Certificate of Incorporation or Bylaws or by agreement.

(f) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware as applied to contracts made and to be performed entirely within that state between residents of that state.

(g) Binding Nature of Exercise. Any exercise of the Right of First Refusal will be binding upon the party so exercising, and may not be withdrawn without the written consent of the Company or the Investor as to whom it is given, as the case may be, except that such exercise may be withdrawn unilaterally by the exercising party if there is any legal prohibition as to a party’s consummation of its purchase or sale hereunder.

(h) Obligation of Company. The Company and the Series A-1 Stockholders agree to use their best efforts to enforce the terms of this Agreement, to inform the Investors of any breach hereof (to the extent of the Company’s knowledge thereof) and to assist the Investors in the exercise of their rights thereunder.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

(j) Further Assurances. Each party hereby agrees to execute and deliver all such further instruments and documents and take all such other actions as the other party may reasonably request in order to carry out the intent and purposes of this Agreement.

(k) Entire Agreement; Successors and Assigns. This Agreement and the exhibits hereto constitute the entire agreement between the Company and each Investor relative to the subject matter hereof. Notwithstanding the foregoing, the Company and certain Investors are party to the Amended and Restated Stockholder Agreement dated as of August 12, 2003 by and between the Company and certain holders of the Company’s capital stock (the “Series A-1 Stockholder Agreement”). Should a conflict arise between the terms of this Agreement and the Series A-1 Stockholder Agreement, the terms of this Agreement shall govern. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

(l) Conflict. In the event of any conflict between the terms of this Agreement and the Company’s Certificate of Incorporation, or its Bylaws, the terms of the Company’s Certificate of Incorporation or Bylaws, as the case may be, will control. In the event of any conflict between the terms of this Agreement and any other agreement to which the Investors are a party or by which such Investor is bound, the terms of this Agreement will control. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

(m) Aggregation of Stock. The Stock held by any affiliated entities or persons of an Investor shall be aggregated with such Investor’s Stock solely for purposes of determining whether or not any right granted hereunder is applicable to such Investor.

(n) Termination of Prior Agreement. The Prior Agreement is hereby amended and restated in its entirety and shall be of no further force or effect.

(o) Trustee Liability. With respect to its signatory capacity and liability as the trustee of The Wellcome Trust, The Wellcome Trust Limited (the “Trustee”), enters into this Agreement in its capacity as the trustee for the time being of The Wellcome Trust but not otherwise and it is hereby agreed and declared that notwithstanding anything to the contrary contained or implied in this Agreement:

(i) the obligations incurred by the Trustee under or in consequent of this Agreement shall be enforceable against it or the other trustees of The Wellcome Trust from time to time; and

(ii) the liabilities of the Trustee (or such other trustees as are referred to in paragraph (a) above) in respect of such obligations shall be limited to such liabilities as can, and may lawfully and properly be met out of the assets of The Wellcome Trust for the time being in the hands or under the control of the Trustee or such other trustees.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the day and year first above written.

COMPANY:
XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

Address:	500 W. Bethany Drive, Suite 100
Allen, TX 75013

[PREFERRED STOCKHOLDER AGREEMENT]

[signature block for entities]:
(print name of entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Clifford H. Higgerson
(signature)

	Print Name:	Clifford H. Higgerson

[PREFERRED STOCKHOLDER AGREEMENT]

[signature block for entities]:	Northgate Partners, A Delaware Multiple Series LLC
(print name of entity)

	By:	/s/ Mark Harris
	Name:	Mark Harris
	Title:	Managing Member

[signature block for individuals]	/s/ John Teegen
(signature)

	Print Name:	John Teegen

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Sandra Robertson
Name:	Sandra Robertson
Title:	Co-Head of Portfolio Management
Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its General Partner

By:	/s/ NEA Partners 10, L.P
Name:

Address:	2490 Sand Hill Road
Menlo Park, CA 94025

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, L.P.
Its General Partner

By:	/s/ NEA Partners 9, L.P.
Name:

Address:	2490 Sand Hill Road
Menlo Park, CA 94025

NEA VENTURES 2000, L.P.

By:	/s/ NEA Ventures 2000, L.P.
Name:
Title:

Address:	2490 Sand Hill Road
Menlo Park, CA 94025

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners, LLC
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

SEVIN ROSEN FUND VII, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

COMMUNICATIONS VENTURES IV, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COMMUNICATIONS VENTURES IV CEO FUND, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COMMUNICATIONS VENTURES IV ENTREPRENEURS’ FUND, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

EDF VENTURES II, LIMITED PARTNERSHIP

By:	Enterprise Ventures II, Limited Partnership,
Its General Partner

By:	EDM II, Inc.,
Its General Partner

	By:	/s/ Beau D. Laskey
Beau D. Laskey
Vice President and Secretary

EDF VENTURES I, LIMITED PARTNERSHIP

By:	Enterprise Ventures, Limited Partnership,
Its General Partner

By:	EDM, Inc.,
Its General Partner

	By:	/s/ Beau D. Laskey
Beau D. Laskey
Vice President and Secretary

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

THE INFRASTRUCTURE FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

THE INFRASTRUCTURE CO-INVEST FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

INTERWEST INVESTORS Q, VIII, LP

By:	/s/ Harvey B. Cash
Name:	Harvey B. Cash
Title:	Director

Address:	2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

INTERWEST INVESTORS VII, LP

By:	/s/ Harvey B. Cash
Name:	Harvey B. Cash
Title:	Director

Address:	2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

INTERWEST INVESTORS VIII, LP

By:	/s/ Harvey B. Cash
Name:	Harvey B. Cash
Title:	Director

Address:	2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

INTERWEST PARTNERS VII, LP

By:	/s/ Harvey B. Cash
Name:	Harvey B. Cash
Title:	Director

Address:	2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

INTERWEST PARTNERS VIII, LP

By:	/s/ Harvey B. Cash
Name:	Harvey B. Cash
Title:	Director

Address:	2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

TRELLIS PARTNERS II, L.P.

By:	Trellis Management II, L.P.,
Its General Partner

By:	/s/ Trellis Management II, L.P.
Name:
Title:

Address:

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

RHO VENTURES IV, L.P.

By:	Rho Management Ventures IV, L.L.C.,
Its General Partner

By:	/s/ Joshua Ruch
Name:	Joshua Ruch
Title:	Managing Member

Address:	152 West 57th, 23rd Floor
New York, NY 10019

RHO VENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	Rho Capital Partners Verwaltungs GmbH,
Its General Partner

By:	/s/ Joshua Ruch
Name:	Joshua Ruch
Title:	Managing Director

Address:	152 West 57th, 23rd Floor
New York, NY 10019

RHO VENTURES IV (QP), L.P.

By:	Rho Management Ventures IV, L.L.C.,
Its General Partner

By:	/s/ Joshua Ruch
Name:	Joshua Ruch
Title:	Managing Director

Address:	152 West 57th, 23rd Floor
New York, NY 10019

RHO MANAGEMENT TRUST I

By:	Rho Capital Partners Inc.,
as Investment Adviser

By:	/s/ Joshua Ruch
Name:	Joshua Ruch
Title:	Chief Executive Officer

Address:	10 Almaden Blvd., Suite 988
San Jose, CA 95113

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

UC BERKELEY FOUNDATION

By:	/s/ Patrick O’Leary
Name:	Patrick O’Leary
Title:	Vice President

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

By:	/s/ Loraine Binion
Name:	Loraine Binion
Title:	Interim Treasurer

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

CURRENT VENTURES II LIMITED

By:	/s/ Peter Mok
Name:	Peter T. Mok
Title:	Managing General Partner

Address:	225 Santa Clara Street, Suite 968
San Jose, CA 95113

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

STAR GROWTH ENTERPRISE, A GERMAN CIVIL LAW PARTNERSHIP (WITH LIMITATION OF LIABILITY)

By:	SVM Star Ventures Managementgesellschaft mbH Nr. 3
Its Managing Partner

By:	/s/ Meir Barel
Name:	Dr. Meir Barel
Title:	Managing Director
Address:	Possartsrasse 9
D-81679 Munich, Germany
Fax No.:	+49-89-419-43030
Attn:	Andreas Hofbauer

SVE STAR VENTURES ENTERPRISES GMBH & CO. NO. IX KG

By:	SVM Star Ventures Managementgesellschaft mbH Nr. 3
Its Managing Partner

By:	/s/ Meir Barel
Name:	Dr. Meir Barel
Title:	Managing Director
Address:	Possartsrasse 9
D-81679 Munich, Germany
Fax No.:	+49-89-419-43030
Attn:	Andreas Hofbauer

STAR MANAGEMENT OF INVESTMENTS NO. II (2000) L.P.

By:	SVM Star Venture Capital Management Ltd.

By:	/s/ Meir Barel
Name:	Dr. Meir Barel
Title:	Managing Director
Address:	Galgaley Haplada Street
Herzelia Pieisch 46733, Israel
Fax No.:	+972-9-9617111
Attn:	Tami Gilboa-Arbel

SVM STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3

By:	/s/ Meir Barel
Name:	Dr. Meir Barel
Title:	Managing Director
Address:	Possartsrasse 9
D-81679 Munich, Germany
Fax No.:	+49-89-419-43030
Attn:	Andreas Hofbauer

SVM STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3 & CO. BETEILIGUNGS KG NR. 3

By:	SVM Star Ventures Managementgesellschaft mbH Nr. 3
Its Managing Partner

By:	/s/ Meir Barel
Name:	Dr. Meir Barel
Title:	Managing Director
Address:	Possartsrasse 9
D-81679 Munich, Germany
Fax No.:	+49-89-419-43030
Attn:	Andreas Hofbauer

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

JP MORGAN PARTNERS (BHCA)

By:	JPMP Master Fund Manager,
its General Partner

	By:	JPMP Capital Corp,
its General Partner

		By:	Panorama Capital, LLC,
as Attorney-in-Fact

			By:	/s/ Thomas Szymoniak
Thomas Szymoniak,
as Attorney-in-Fact

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

LONDON PACIFIC ASSURANCE LIMITED

By:	/s/ Robert A. Cornman
Name:	Robert A. Cornman
Title:	Director

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

JON W. BAYLESS, Personal Property

/s/ Jon W. Bayless

Address:

JON W. BAYLESS, JR.

/s/ By: Jon W. Bayless, Attorney-in-Fact

Address:

REBECCA L.R. BAYLESS,

/s/ By: Jon W. Bayless, Attorney-in-Fact

Address:

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

REBECCA L.R. BAYLESS,
Trustee for Christian A.R. Bayless Trust

/s/ By: Jon W. Bayless, Attorney-in-Fact

Address:

REBECCA L.R. BAYLESS,
Trustee for W. Andrew Bayless Trust

/s/ By: Jon W. Bayless, Attorney-in-Fact

Address:

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

CLIFFORD HIGGERSON

/s/ Clifford H. Higgerson

Address:	361 Lytton Avenue, 2nd Floor
Palo Alto, CA 94301

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

HAYDEN H. HARRIS LIVING TRUST DTD. 3-6-98

By:	/s/ Hayden Harris
Name:	Hayden Harris
Title:	Trustee

Address:	13875 Waters Rd.
Chelsea, MI 48118

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

BEAU D. LASKEY

/s/ Beau D. Laskey

Address:	5022 Jarvis Ave.
La Cañada, CA 91011

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

JAMES R. ADOX

/s/ James R. Adox

Address:	3639 River Pines Drive
Ann Arbor, MI 48103

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

PATRICK ENNIS

/s/ Patrick Ennis

Address:	4423 Phinney Avenue North #C
Seattle, WA 98103

[PREFERRED STOCKHOLDER AGREEMENT]

INVESTORS:

THOMAS S. PORTER RESTATED TRUST DTD. 11-14-05

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:	200 Orchard Hills Dr.
Ann Arbor, MI 48104

[PREFERRED STOCKHOLDER AGREEMENT]

EXHIBIT A

INVESTORS

Series A-1 Investors

Clifford Higgerson

ARCH Entrepreneurs Fund, L.P.

ARCH Venture Fund III LP

ARCH Venture Fund IV LP

ARCH Venture Fund IVA L.P.

ARCH Venture Fund VI, L.P.

Trellis Partners II L.P.

NEA Ventures 2000, L.P.

New Enterprise Associates 9 L.P.

New Enterprise Associates 10 L.P.

Sevin Rosen Fund VII L.P.

Sevin Rosen VII Affiliates Fund L.P.

Sevin Rosen Bayless Management Company

Communications Ventures IV, L.P.

Communications Ventures IV CEO Fund, L.P.

Communications Ventures IV Entrepreneur’s Fund, L.P.

EDF Ventures I, Limited Partnership

EDF Ventures II, Limited Partnership

Beau D. Laskey

Jon W. Bayless, Personal Property

Jon W. Bayless, Jr.

Rebecca L.R. Bayless

Rebecca L.R. Bayless, Trustee for Christian A.R. Bayless Trust

Rebecca L.R. Bayless, Trustee for Andrew Bayless Trust

Hayden H. Harris Living Trust DTD 3-6-98

Patrick Ennis

InterWest Investors Q, VIII, LP

InterWest Investors VII, LP

InterWest Investors VIII, LP

InterWest Partners VII, LP

InterWest Partners VIII, LP

James R. Adox

Thomas S. Porter Restated Trust DTD 11-14-05

John Teegen

Northgate Partners, a Delaware Multiple Series LLC

Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability)

SVE Star Ventures Enterprises GmbH & Co. No. IX KG

Star Management of Investments No. II (2000) L.P.

SVM Star Ventures Managementgesellschaft mbH Nr. 3

SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3

Current Ventures II Limited

Series B-1 Investors

Patrick Ennis

Hayden H. Harris Living Trust DTD 3-6-98

Beau D. Laskey

London Pacific Assurance Ltd

UC Berkeley Foundation

Clifford H. Higgerson

The Wellcome Trust Limited, As Trustee of the Wellcome Trust

Arch Venture Fund III, L.P.

Arch Venture Fund VI, L.P.

Arch Venture Fund IV, L.P.

Arch Entrepreneurs Fund, L.P.

Arch Venture Fund IV A, L.P.

New Enterprise Associates 9, L.P.

New Enterprise Associates 10, L.P.

James R. Adox

Northgate Partners, a Delaware Multiple Series LLC

EDF Ventures II, Limited Partnership

Thomas S. Porter Restated Trust dated 11-14-05

Trellis Partners II L.P.

The Infrastructure Fund, LP

The Infrastructure Co-Invest Fund, LP

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 1 TO

PREFERRED STOCKHOLDER AGREEMENT

THIS AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT (this “Amendment”) is made and entered into as of November 15, 2007 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Series A-1 Convertible Preferred Stock, par value $0.001 per share (“Series A-1 Preferred Stock”), and certain of the holders of the Company’s Series B-1 Convertible Preferred Stock, par value $0.001 per share (“Series B-1 Preferred Stock”), all as set forth on Schedule A attached to this Agreement (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Agreement (each a “New Investor,” and collectively, the “New Investors”).

RECITALS

WHEREAS, the Company and each of the holders of Series A-1 Preferred Stock and Series B-1 Preferred Stock previously entered into that certain Preferred Stockholder Agreement, dated August 1, 2007 (the “Stockholders Agreement”);

WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger dated as of November 15, 2007 by and among the Company, ANI Acquisition Corp., and Azea Networks, Inc. (the “Merger Agreement”), each New Investor shall receive shares of Series B-1 Preferred Stock (the “New Shares”);

WHEREAS, as a condition to the closing of the transactions contemplated by the Merger Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Stockholders Agreement;

WHEREAS, Section 9(d) of the Stockholders Agreement provides that it may only be amended by a written instrument executed by the Company, the holders of a majority of the shares of the Series A-1 Preferred Stock, and the holders of a majority of the shares of the Series B-1 Preferred Stock; and

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Stockholders Agreement, desire to amend the Stockholders Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Stockholders Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule B attached hereto is hereby added to Exhibit A to the Stockholders Agreement as a Series B-1 Stockholder, and each New Investor shall be deemed an Investor and a Series B-1 Stockholder (as each such term is defined the Stockholders Agreement) for all purposes contained in the Stockholders Agreement.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

4. Entire Agreement. The Stockholders Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Jon R. Hopper
Jon R. Hopper
President and Chief Executive Officer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

CONSENTING INVESTORS:

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Pereira Gray
Name:	Peter Pereira Gray
Title:	Deputy CIO

Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partners
Its General Partner

By:	/s/ Mark W. Perry
Name:	Mark W. Perry
Title:	General Partner

Address:	1119 St. Paul Street
Baltimore, MD 21202

NEW ENTERPRISE ASSOCIATES 9, LIMITED PARTNERSHIP

By:	NEA Partners 9, Limited Partners
Its General Partner

By:	/s/ Mark W. Perry
Name:	Mark W. Perry
Title:	General Partner

Address:	1119 St. Paul Street
Baltimore, MD 21202

NEA VENTURES 2000, L.P.

By:	NEA Partners 9, Limited Partners
Its General Partner

By:	/s/ Cindy Crnkovich
Name:	Cindy Crnkovich
Title:	Vice President

Address:	1119 St. Paul Street
Baltimore, MD 21202

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners, LLC
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

ARCH VENTURE FUND IV A, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

SEVIN ROSEN FUND VII, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

COMMUNICATIONS VENTURES IV, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COMMUNICATIONS VENTURES IV CEO FUND, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COMMUNICATIONS VENTURES IV ENTREPRENEURS’ FUND, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

EDF VENTURES II, LIMITED PARTNERSHIP

By:	Enterprise Ventures II, Limited Partnership,
Its General Partner

By:	EDM II, Inc.,
Its General Partner

By:	/s/ Linda M. Fingerle
Authorized Signatory
Its:	Asst. Treasurer, Asst. Secretary and VP of Finance

EDF VENTURES I, LIMITED PARTNERSHIP

By:	Enterprise Ventures, Limited Partnership,
Its General Partner

By:	EDM, Inc.,
Its General Partner

By:	/s/ Linda M. Fingerle
Authorized Signatory
Its:	Asst. Treasurer, Asst. Secretary and VP of Finance

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

CLIFFORD H. HIGGERSON

/s/ Clifford H. Higgerson

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

NEW INVESTORS:

ACCEL EUROPE L.P.

By:	Accel Europe Associates L.P.,
Its General Partner

By:	Accel Europe Associates L.L.C.
Its General Partner

By:	/s/ Accel Europe Associates L.L.C.
Attorney in Fact

ACCEL EUROPE INVESTORS 2003 L.P.

By:	Accel Europe Associates L.L.C.
Its General Partner

By:	/s/ Accel Europe Associates L.L.C.
Attorney in Fact

Address:	Accel Partners
16 St. James St.
London SW1A 1ER, United Kingdom
Phone: 011 44 20 7170 1000
Facsimile: 011 44 20 7170 1099

With a copy to:

Richard Zamboldi
Accel Partners
428 University Avenue
Palo Alto, CA 94301
Phone: (650) 614-4800
Facsimile: (650) 614-4880
E-mail: rzamboldi@accel.com

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

ATLAS VENTURE FUND VI, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

By:	Atlas Venture Associates VI, L.P.
their general partner
By:	Atlas Venture Associates VI, Inc.
its general partner

By:	/s/ Jeanne Larkin Henry
Vice President

ATLAS VENTURE FUND VI GMBH & CO. KG

By:	Atlas Venture Associates VI, L.P.
its managing limited partner
By:	Atlas Venture Associates VI, Inc.
its general partner

By:	/s/ Jeanne Larkin Henry
Vice President

Address:	890 Winter Street
Suite 320
Waltham, MA 02451

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

QUESTER VENTURE PARTNERSHIP
acting by its general partner
Quester Venture GP Ltd

By:	/s/ Sergio Len

Name:	Sergio Len

Title:	Director

QUESTER VCT 4 PLC

Acting by its Manager
Spark Venture Management Ltd

By:	/s/ Sergio Len

Name:	Sergio Len

Title:	Director

QUESTER VCT 5 PLC

Acting by its Manager
Spark Venture Management Ltd

By:	/s/ Sergio Len

Name:	Sergio Len

Title:	Director

Address:	Quester Capital Management Limited
29 Queen Anne’s Gate
London
SW1H 9BU

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

LAGO VENTURES FUND ONE LIMITED

By:	/s/ Daphne Delaney

Name:	Daphne Delaney

Title:	Director

Address:	Lyford Manor
West Building, Lyford Cay
PO Box N-7776 (slot 193)
Nassau, Bahamas

With a copy to:

Nadim Nsouli
180 Brompton Road
London SW3 1HQ
United Kingdom

CSK-VC SUSTAINABILITY INVESTMENT FUND

By CSK VENTURE CAPITAL CO., LTD.,
Its Investment Manager

By:	/s/ Hirdmichi Tabata
Name:	Hirdmichi Tabata
Title:	President & CEO

Address:

5th Fl, Riviera Minami Aoyama Building
3-3-3 Minami-Aoyama, Minato-ku,
Tokyo, 107-0062
JAPAN
Attn: Alessandro Araldi
Tel: +81-(0)3-5771-6411
Fax: +81-(0)3-5771-6412
E-mail: aaraldi@cskvc.co.jp

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

TVM V INFORMATION TECHNOLOGY GMBH & CO. KG

By:	/s/ John J. Dibello

Name:	John J. Dibello

Title:	Managing Limited Partner

By:	/s/ Mark G. Cipriano

Name:	Mark G. Cipriano

Title:	Managing Limited Partner

Address:

Christopher Cobbold
TVM Capital
Maximilianstr. 35, Entrance C
D-80539 Munich
Germany

With a copy to:

Stefan Fischer
TVM Capital
Maximilianstr. 35, Entrance C
D-80539 Munich
Germany

and to:

Mark G. Cipriano
TVM Capital
101 Arch Street, Suite 1950
Boston, MA 02110
USA

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO PREFERRED STOCKHOLDER AGREEMENT

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO

PREFERRED STOCKHOLDER AGREEMENT

THIS AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT (this “Amendment”) is made and entered into as of March 28, 2008 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Series A-l Convertible Preferred Stock, par value $0,001 per share (“Series A-1 Preferred Stock”), and certain of the holders of the Company’s Series B-1 Convertible Preferred Stock, par value $0,001 per share (“Series B-1 Preferred Stock”), all as set forth on Schedule A attached to this Agreement (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Agreement (each a “New Investor” and collectively, the “New Investors”).

RECITALS

WHEREAS, the Company and each of the holders of Series A-l Preferred Stock and Series B-1 Preferred Stock previously entered into that certain Preferred Stockholder Agreement, dated August 1, 2007, as amended (the “Stockholders Agreement”);

WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger dated as of March [    ], 2008 by and among the Company, Meriton Acquisition Corp., and Meriton Networks, Inc. (the “Merger Agreement”), each New Investor shall receive shares of Series B-1 Preferred Stock (the “New Shares”);

WHEREAS, as a condition to the closing of the transactions contemplated by the Merger Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Stockholders Agreement;

WHEREAS, Section 9(d) of the Stockholders Agreement provides that it may only be amended by a written instrument executed by the Company, the holders of a majority of the shares of the Series A-1 Preferred Stock, and the holders of a majority of the shares of the Series B-l Preferred Stock; and

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Stockholders Agreement, desire to amend the Stockholders Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Stockholders Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule B attached hereto is hereby added to Exhibit A to the Stockholders Agreement as a Series B-1 Stockholder, and each New Investor shall be deemed an Investor and a Series B-l Stockholder (as each such term is defined the Stockholders Agreement) for all purposes contained in the Stockholders Agreement.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

4. Entire Agreement. The Stockholders Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partners
Its General Partner

By:	/s/ Charles W. Newhall, III
Name:	Charles W. Newhall, III
Title:	General Partner

Address:	1119 St. Paul Street
Baltimore, MD 21202

NEW ENTERPRISE ASSOCIATES 9, LIMITED PARTNERSHIP

By:	NEA Partners 9, Limited Partners
Its General Partner

By:	/s/ Charles W. Newhall, III
Name:	Charles W. Newhall, III
Title:	General Partner

Address:	1119 St. Paul Street
Baltimore, MD 21202

NEA VENTURES 2000, LP.

By:	/s/ Pamela J. Clark
Name:	Pamela J. Clark
Title:	General Partner

Address:	1119 St. Paul Street
Baltimore, MD 21202

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

CSK-VC SUSTAINABILITY INVESTMENT FUND

By:	CSK VENTURE CAPITAL CO., LTD.,
Its Investment Manager

By:	/s/ Hiromichi Tabata
Name:	Hiromichi Tabata
Title:	President & CEO

Address:

5th FI, Riviera Minami Aoyama Building
3-3-3 Minami-Aoyama, Minato-ku,
Tokyo, 107-0062
JAPAN
Attn: Alessandro Araldi
Tel: +81-(0)3-5771-6411
Fax: +81-(0)3-5771-6412
E-mail: aaraldi@cskvc.co.jp

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

CONSENTING INVESTORS:

THE WELLCOME TRUST LIMITED,
AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ The Wellcome Trust Limited
Name:
Title:

Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

CLIFFORD H. HIGGERSON

/s/ Clifford H. Higgerson

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

COMVENTURES IV, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COMVENTURES IV CEO FUND, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COMVENTURES IV ENTREPRENEURS’ FUND, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

ATLAS VENTURE FUND VI, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

By:	Atlas Venture Associates VI, L.P.
their general partner
By:	Atlas Venture Associates VI, Inc.
its general partner

By:	/s/ Atlas Venture Associates VI, Inc.
Vice President

ATLAS VENTURE FUND VI GMBH & CO. KG

By:	Atlas Venture Associates VI, L.P.
its managing limited partner
By:	Atlas Venture Associates VI, Inc.
its general partner

By:	/s/ Atlas Venture Associates VI, Inc.
Vice President

Address:	890 Winter Street
Suite 320
Waltham, MA 02451

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

TVM V INFORMATION TECHNOLOGY GMBH &CO. KG

By:	/s/ Mark G. Cipriano

Name:	Mark G. Cipriano

Title:	Managing Limited Partner

By:	/s/ Edward Braginsky

Name:	Edward Braginsky

Title:	Managing Limited Partner

Address:

Christopher Cobbold
TVM Capital
Maximilianstr. 35, Entrance C
D-80539 Munich
Germany

With a copy to:

Stefan Fischer
TVM Capital
Maximilianstr. 35, Entrance C
D-80539 Munich
Germany

and to:

Mark G. Cipriano
TVM Capital
101 Arch Street, Suite 1950
Boston, MA 02110
USA

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

EDF VENTURES II, LIMITED PARTNERSHIP

By	Enterprise Ventures II, Limited Partnership,
Its General Partner

By:	EDM II, Inc.,
Its General Partner

By:	/s/ Linda M. Fingerle
Authorized Signatory
CFO, Asst. Secretary and Asst. Treasurer

EDF VENTURES I, LIMITED PARTNERSHIP

By:	Enterprise Ventures, Limited Partnership,
Its General Partner

By:	EDM, Inc.,
Its General Partner

By:	/s/ Linda M. Fingerle
Authorized Signatory
CFO, Asst. Secretary and Asst. Treasurer

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

ACCEL EUROPE L.P.

By:	Accel Europe Associates L.P.,
Its General Partner

By:	Accel Europe Associates. L.L.C.
Its General Partner

By:	/s/ Accel Europe Associates. L.L.C.
Attorney in Fact

ACCEL EUROPE INVESTORS 2003 L.P.

By:	Accel Europe Associates L.P. Its General Partner

By:	/s/ Accel Europe Associates L.P.
Attorney in Fact

Address:	Accel Partners
16 St. James St.
London SW1A 1ER
United Kingdom
Phone: 011 44 20 7170 1000
Facsimile: 011 44 20 7170 1099

With a copy to:

Richard Zamboldi
Accel Partners
428 University Avenue
Palo Alto, CA 94301
Phone: (650) 614-4800
Facsimile: (650) 614-4880
E-mail: rzamboldi@accel.com

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners, LLC
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

ARCH VENTURE FUND IV A, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

SEVIN ROSEN FUND VII L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN VII AFFILIATES FUND L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

QUESTER VENTURE PARTNERSHIP
acting by its general partner
Quester Venture Managers Ltd

By:	/s/ Sergio Len

Name:	Sergio Len

Title:	Director

QUESTER VCT 4 PLC
Acting by its Manager
Spark Venture Management Ltd

By:	/s/ Sergio Len

Name:	Sergio Len

Title:	Director

QUESTER VCT 5 PLC
Acting by its Manager
Spark Venture Management Ltd

By:	/s/ Sergio Len

Name:	Sergio Len

Title:	Director

Address:	Quester Capital Management Limited
29 Queen Anne’s Gate
London
SW1H 9BU

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

NEW INVESTORS:

VENTURE COACHES FUND LP
by its General Partner,
Venture Coaches Limited

By:	/s/ Claude Haw
Name:	Claude Haw
Title:	President
Address:	555 Legget Dr., Tower B, Suite 830
Kanata, ON K2K 2X3
Telephone:	(613) 271-1500
Facsimile:	(613) 270-1505

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

NEW INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV (Q), LP
by VantagePoint Venture Associates IV, LLC
its General Partner

By:	/s/ Alan E. Salzman
	Name:	Alan E. Salzman
	Title:	Managing Member

	Address:	VantagePoint Vetnure Partners
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066
Facsimile:

VANTAGEPOINT VENTURE PARTNERS IV, LP
by VantagePoint Venture Associates IV, LLC
its General Partner

By:	/s/ Alan E. Salzman
	Name:	Alan E. Salzman
	Title:	Managing Member

	Address:	VantagePoint Vetnure Partners
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066
Facsimile:

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, LP by VantagePoint Venture Associates IV, LLC its General Partner

By:	/s/ Alan E. Salzman
	Name:	Alan E. Salzman
	Title:	Managing Member

	Address:	VantagePoint Vetnure Partners
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066
Facsimile:

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

NEWBURY VENTURES III, LP

By:	/s/ David J. Kapnick
	Name:	David J. Kapnick
	Title:	Chief Financial Officer
	Address:	255 Shoreline Drive
Suite 520
Redwood Shores, CA 94065
	Facsimile:	(650) 595-2442

Newbury Ventures III GmbH & CO. KG

By:	/s/ David J. Kapnick
	Name:	David J. Kapnick
	Title:	Chief Financial Officer
	Address:	255 Shoreline Drive
Suite 520
Redwood Shores, CA 94065
	Facsimile:	(650) 595-2442

NEWBURY VENTURES CAYMAN III, LP

By:	/s/ David J. Kapnick
	Name:	David J. Kapnick
	Title:	Chief Financial Officer
	Address:	255 Shoreline Drive
Suite 520
Redwood Shores, CA 94065
	Facsimile:	(650) 595-2442

NEWBURY VENTURES EXECUTIVES III, LP

By:	/s/ David J. Kapnick
	Name:	David J. Kapnick
	Title:	Chief Financial Officer
	Address:	255 Shoreline Drive
Suite 520
Redwood Shores, CA 94065
	Facsimile:	(650) 595-2442

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

NEW INVESTORS

THE VENGROWTH INVESTMENT FUND INC.

By:	/s/ Patrick DiPietro
	Name:	Patrick DiPietro
	Title:	Managing General Partner

By:	/s/ Jay Heller
	Name:	Jay Heller
	Title:	General Partner
	Address:	c/o VenGrowth Capital Management Inc.
411 Legget Drive, Suite 705
Kanata, Ontario
Canada K2K 3C9
	Attention:	Pat DiPietro
	Facsimile:	(613) 591-7377

With a copy to:

	Address:	c/o VenGrowth Capital Management Inc.
105 Adelaide Street,
West Suite 1000
Toronto, Ontario
Canada M5H 1P9
	Facsimile:	(416) 971-6519

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

NEW INVESTORS

THE VENGROWTH II INVESTMENT FUND INC.

By:	/s/ Patrick DiPietro
	Name:	Patrick DiPietro
	Title:	Managing General Partner

By:	/s/ Jay Heller
	Name:	Jay Heller
	Title:	General Partner
	Address:	c/o VenGrowth Capital Management Inc.
411 Legget Drive, Suite 705
Kanata, Ontario
Canada K2K 3C9
	Attention:	Pat DiPietro
	Facsimile:	(613) 591-7377

With a copy to:

	Address:	c/o VenGrowth Capital Management Inc.
105 Adelaide Street,
West Suite 1000
Toronto, Ontario
Canada M5H 1P9
	Attention:	Jay Heller
	Facsimile:	(416) 971-6519

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

NEW INVESTORS

THE VENGROWTH III INVESTMENT FUND INC.

By:	/s/ Patrick DiPietro
	Name:	Patrick DiPietro
	Title:	Managing General Partner

By:	/s/ Jay Heller
	Name:	Jay Heller
	Title:	General Partner
	Address:	c/o VenGrowth Capital Management Inc.
411 Legget Drive, Suite 705
Kanata, Ontario
Canada K2K 3C9
	Attention:	Pat DiPietro
	Facsimile:	(613) 591-7377

With a copy to:

	Address:	c/o VenGrowth Capital Management Inc.
105 Adelaide Street,
West Suite 1000
Toronto, Ontario
Canada M5H 1P9
	Attention:	Jay Heller
	Facsimile:	(416) 971-6519

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

NEW INVESTORS:

KLAUS BUSCH

	By:	/s/ Klaus Busch
Witness

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

NEW INVESTORS:

MICHAEL PASCOE

	By:	/s/ Michael Pascoe
Witness		Michael Pascoe

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JERUSALEM VENTURE PARTNERS IV, L.P.		JERUSALEM VENTURE PARTNERS IV-A, L.P.

By:	/s/ Jerusalem Venture Partners IV, L.P.	By:	/s/ Jerusalem Venture Partners IV-A, L.P.
Name:		Name:
Title:		Title:

Address:	7 West 22nd Street, 7th Floor	Address:	7 West 22nd Street, 7th Floor
	New York, NY 10010		New York, NY 10010

JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P.		JERUSALEM VENTURE PARTNERS IV (ISRAEL), L.P.

By:	/s/ Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.	By:	/s/ Jerusalem Venture Partners IV, (Israel) L.P.
Name:		Name:
Title:		Title:

Address:	7 West 22nd Street, 7th Floor	Address:	Jerusalem Technology Park, Bldg. 1
	New York, NY 10010		Malha, Jerusalem 91487
ISRAEL

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

NEW INVESTORS

DESJARDINS VENTURE CAPITAL, L.P., formerly known as ID, Limited Partnership herein acting by Desjardins Venture Capital Inc., its general partner

By:	/s/ Lue Menard
	Name:	Lue Menard
	Title:	Sector Director

By:	/s/ Leon Lajoie
	Name:	Leon Lajoie
	Title:	Investement Director
	Address:	2 Complex e Desjardins
Suite 1717
Montreal, Quebec
Canada H5B 1B8
	Facsimile:	(514) 281-7808

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO PREFERRED STOCKHOLDER AGREEMENT

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO

PREFERRED STOCKHOLDER AGREEMENT

THIS AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT (this “Amendment”) is made and entered into as of November 3, 2009 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Series A-2 Convertible Preferred Stock, par value $0.001 per share (“Series A-2 Preferred Stock”), and certain of the holders of the Company’s Series B-2 Convertible Preferred Stock, par value $0.001 per share (“Series B-2 Preferred Stock”), all as set forth on Schedule A attached to this Amendment (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Amendment (each a “New Investor,” and collectively, the “New Investors”).

RECITALS

WHEREAS, the Company and holders of Series A-1 Preferred Stock and Series B-1 Preferred Stock previously entered into that certain Preferred Stockholder Agreement, dated August 1, 2007, as amended (the “Stockholders Agreement”);

WHEREAS, Section 9(d) of the Stockholders Agreement provides that it may only be amended by a written instrument executed by the Company, the holders of a majority of the shares of the Series A-1 Preferred Stock, and the holders of a majority of the shares of the Series B-1 Preferred Stock;

WHEREAS, pursuant to the terms of that certain Note and Warrant Purchase Agreement dated May 5, 2009, participating Investors exchanged their shares of Series A-1 Preferred Stock and Series B-1 Preferred Stock for shares of Series A-2 Preferred Stock and Series B-2 Preferred Stock;

WHEREAS, pursuant to the Amended and Restated Certificate of Incorporation of the Company as filed with the Delaware Secretary of State on May 5, 2009, each share of Series A-1 Preferred and Series B-1 Preferred outstanding on May 31, 2009 automatically converted into one share of Common Stock;

WHEREAS, pursuant to the terms of that certain Series C-2 Preferred Stock Purchase Agreement by and among the Company and Investors purchasing shares of the Company’s Series C-2 Preferred Stock, par value $0.001 per share (the “Series C-2 Preferred Stock”), and dated on or about the date hereof (the “Purchase Agreement”), each New Investor shall receive shares of Series C-2 Preferred Stock (the “New Shares”);

WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Stockholders Agreement; and

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Stockholders Agreement, desire to amend the Stockholders Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Stockholders Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule B attached hereto is hereby added to Exhibit A to the Stockholders Agreement as a Series C-2 Stockholder, and each New Investor shall be deemed an Investor and a Series C-2 Stockholder (as each such term is defined the Stockholders Agreement) for all purposes contained in the Stockholders Agreement.

2. Amended Provisions. The Stockholders Agreement is hereby amended such that:

The introductory paragraph is hereby replaced in its entirety with the following:

“This Preferred Stockholder Agreement (the “Agreement”) is made as of August 1, 2007, by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), and the holders of the Preferred Stock (as defined herein), of the Company set forth on Exhibit A attached to this Agreement (individually, an “Investor,” collectively, the “Investors”).”

The Recitals are hereby replaced in their entirety with the following:

“RECITALS

The Company and certain of the Investors are parties to a Stock Purchase Agreement, (as amended or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which the Company has agreed to sell, and such Investors have agreed to purchase, shares of a series of Preferred Stock of the Company, subject to certain conditions, including the execution and delivery of this Agreement;

To induce the Investors to enter into the Purchase Agreement and purchase shares of Preferred Stock thereunder, the Company, the Investors desire to enter into this Agreement to set forth certain rights and obligations of the Stockholders;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:”

The following definitions in Section 3 Certain Definitions are hereby replaced in their entirety with the following:

“(b) “IPO” means the first closing of a bona fide, firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of securities for the account of the Corporation to the public (A) with respect to which the Corporation receives aggregate net proceeds (after deduction of underwriting discounts and commissions) of not less than $50,000,000 and (B) with respect to which such Common Stock is listed for trading on either the New York Stock Exchange or the NASDAQ National Market.”

“(h) “Seller” means any Preferred Stockholder proposing to Transfer Stock.”

The following definitions are added to Section 3 Certain Definitions:

“(e) “Preferred Stock” means the Series A-2 Convertible Preferred Stock, Series B-2 Convertible Preferred Stock and Series C-2 Convertible Preferred Stock.”

“(f) “Preferred Stockholder” means a holder of the Series A-2 Convertible Preferred Stock, Series B-2 Convertible Preferred Stock or Series C-2 Convertible Preferred Stock.”

“(k) “Series C-2 Stockholders” means the holders of the Series C-2 Convertible Preferred Stock.”

Section 3 (a)(ii) Investors’ Right is hereby replaced in its entirety with the following:

“(ii) Investors’ Right. If the Company does not desire to purchase any or all of the Offered Stock, the Investors shall have the right of first refusal to purchase all or none of the Offered Stock; provided, that each such Investor gives written notice of the exercise of such right to the Seller within fifteen (15) days after the date of mailing or other transmission of the Company’s Notice to such Investor (the “Investors’ Refusal Period”), which notice shall indicate the maximum number of shares of Stock that such Preferred Stockholder is willing to purchase, including the number of shares of Stock it would purchase if one or more other Preferred Stockholders do not elect to purchase their Preferred Stockholder’s Share. To the extent the aggregate number of shares such Investors desire to purchase exceeds the Offered Stock available, each such Investor will be entitled to purchase a fraction of the Offered Stock, the numerator of which is the number of shares of Stock (assuming the Conversion of Preferred Stock into Common Stock) held by such Investor and the denominator of which is the number of shares of Stock (assuming the conversion of Preferred Stock into Common Stock) held by all Investors exercising their Right of First Refusal (and if any shares of Offered Stock remain unallocated after application of the foregoing, such shares shall be allocated through successive applications thereof).”

Section 3 (b) Purchase Price is hereby replaced in its entirety with the following:

“(b) Purchase Price. The purchase price for the Offered Stock to be purchased by the Company or by any Investor exercising its Right of First Refusal under this Agreement will be the Offered Price, and will be payable as set forth in Section 3(c) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be the fair market value as determined by the Board of Directors of the Company, the holders of a majority the outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis), provided that if the Company and such Investors are unable to reach agreement, then by independent appraisal by an investment banker hired and paid by the Company, but acceptable to such Investors.”

Section 6 (a)(iv) is hereby replaced in its entirety with the following:

“four (4) individuals designated by mutual agreement of the Series B-1 Directors, the Series A-1 Directors and the CEO Director (the “Outside Director”);”

Section 6 (b) is hereby replaced in its entirety with the following:

“ensure that in the event the number of authorized directors is increased beyond ten (10), the persons filling any newly-created seats shall be approved by both the holders of a majority of the outstanding Common Stock, voting as a class, and the holders of a majority of the Preferred Stock, voting as a class;”

Section 8 (b) Waiver is hereby replaced in its entirety with the following:

“(b) Waiver. Any waiver by a party of its rights hereunder will be effective only if evidenced by a written instrument executed by such party or its authorized representative; provided, however that with respect to any Investor, such waiver must include the holders of a majority of the shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis).”

Section 9 (d) Amendment is hereby replaced in its entirety with the following:

“(d) Amendment. This Agreement may be amended only by a written instrument executed by (i) the Company and (ii) the holders of a majority of the shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis).”

The reference to “Series A-1 Stockholders” in Section 9 (h) Obligation of the Company is hereby replaced with term “Preferred Stockholders.”

Section 9 (k) Entire Agreement; Successors and Assigns is hereby replaced in its entirety with the following:

“(k) Entire Agreement; Successors and Assigns. This Agreement and the exhibits hereto constitute the entire agreement between the Company and each Investor relative to the subject matter hereof. Notwithstanding the foregoing, the Company and certain Investors are party to the Amended and Restated Stockholder Agreement dated as of August 12, 2003 by and between the Company and certain holders of the Company’s capital stock (the “2003 Stockholder Agreement”). Should a conflict arise between the terms of this Agreement and the 2003 Stockholder Agreement, the terms of this Agreement shall govern. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.”

All other references to “Series A-1” not otherwise amended herein are hereby replaced with term “Series A-2.”

All other references to “Series B-1” not otherwise amended herein are hereby replaced with term “Series B-2.”

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

5. Entire Agreement. The Stockholders Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Pereira Gray
Name:	Peter Pereira Gray
Title:	Managing Director, Investments
Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its General Partner

By:	/s/ Charles W. Newhall, III
Name:	Charles W. Newhall, III
Title:	General Partner
Address:	2490 Sand Hill Road
Menlo Park, CA 94025

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, L.P.
Its General Partner

By:	/s/ Charles W. Newhall, III
Name:	Charles W. Newhall, III
Title:	General Partner
Address:	2490 Sand Hill Road
Menlo Park, CA 94025

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners, LLC
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

ARCH VENTURE FUND IVA, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ ARCH Venture Partners IV, LLC
Its:	Managing Director

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THE INFRASTRUCTURE FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

THE INFRASTRUCTURE CO-INVEST FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

TRELLIS PARTNERS II, L.P.

By:	Trellis Management II, L.P.,
Its General Partner

By:	/s/ Trellis Management II, L.P.
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

UC BERKELEY FOUNDATION

By:	/s/ Lina Wang
Name:	Lina Wang
Title:

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

By:	/s/ Loraine Binion
Name:	Loraine Binion
Title:	Interim Treasurer

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

LONDON PACIFIC ASSURANCE LIMITED

By:	/s/ Robert A. Cornman
Name:	Robert A. Cornman
Title:	Director
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

CLIFFORD HIGGERSON

/s/ Clifford H. Higgerson
Address:	361 Lytton Avenue, 2nd Floor
Palo Alto, CA 94301

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

HAYDEN H. HARRIS LIVING TRUST DTD. 3-6-98

By:	/s/ Hayden Harris
Name:	Hayden Harris
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

BEAU D. LASKEY

/s/ Beau D. Laskey
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JAMES R. ADOX

/s/ James R. Adox
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

PATRICK ENNIS

/s/ Patrick Ennis
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THOMAS S. PORTER RESTATED TRUST DTD. 11-14-05

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

ACCEL EUROPE L.P.

By:	/s/ Accel Europe L.P.
Name:
Title:
Address:	428 University Ave.
Palo Alto, CA 94301-1812

ACCEL EUROPE INVESTORS 2003, L.P.

By:	/s/ Accel Europe Investors 2003, L.P.
Name:
Title:
Address:	428 University Ave.
Palo Alto, CA 94301-1812

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JON BAYLESS

/s/ Jon Bayless
Address:	13455 Noel Road, Suite 1670
Two Galleria Tower
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JERUSALEM VENTURE PARTNERS IV, LP		JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND V, LP

By:	/s/ Jerusalem Venture Partners IV, LP	By:	/s/ Jerusalem Venture Partners Entrepreneurs Fund V, LP
Name:		Name:
Title:		Title:
Address:	24 Hebron Road	Address:	7 West 22nd Street 7th floor
	Jerusalem, Israel 93542		NY, NY 10010

JERUSALEM VENTURE PARTNERS IV-A, LP		JERUSALEM VENTURE PARTNERS IV (ISRAEL), LP

By:	/s/ Jerusalem Venture Partners IV-A, LP	By:	/s/ Jerusalem Venture Partners IV (Israel), LP
Name:
Title:		Name:
Address:	7 West 22nd Street 7th floor
	NY, NY 10010	Title:
		Address:	24 Hebron Road
Jerusalem, Israel 93542

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

LAGO VENTURES FUND ONE LIMITED

By:	/s/ Lago Ventures Fund One Limited
Name:
Title:
Address:	c/o Tradeinvest Asset Management Ltd.
Lyford Manor, West Building
West Bay Street
Lyford Cay, N. P., The Bahamas

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

DOW CHEMICAL COMPANY

By:	/s/ Dow Chemical Company
Name:
Title:
Address:	2030 Dow Center
Midland, Michigan 48674

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

NEWBURY VENTURES III, LP

By:	/s/ Newbury Ventures III, LP

Name:

Title:

Address*

NEWBURY VENTURES III GMBH & CO KG

By:	/s/ Newbury Ventures III GMBH & CO KG

Name:

Title:

Address*

NEWBURY VENTURES CAYMAN III, LP

By:	/s/ Newbury Ventures Cayman III, LP

Name:

Title:

Address*

NEWBURY VENTURES EXECUTIVES III, LP

By:	/s/ Newbury Ventures Executives III, LP

Name:

Title:

*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

QUESTER VENTURE PARTNERSHIP

By:	/s/ Quester Venture Partnership
Name:
Title:
Address:	33 Glasshouse Street
London W1B 5DG
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

SPARK VCT 2 plc

By:	/s/ Spark VCT 2 plc
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

STAR GROWTH ENTERPRISE		STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3 & CO.

By:	/s/ Star Growth Enterprise	By:	/s/ Star Ventures Managementgesellschaft MBH NR. 3 & CO.

Name:		Name:

Title:		Title:

Address*		Address*

STAR MANAGEMENT OF INVESTMENTS NO. II (2000) L.P.		SVE STAR VENTURES ENTERPRISES

By:	/s/ Star Management Of Investments No. II (2000) L.P.	By:	/s/ SVE Star Ventures Enterprises

Name:		Name:

Title:		Title:

Address*		Address*

SVM STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3		*Address:

By:	/s/ SVM Star Ventures Managementgesellschaft MBH NR. 3

Name:

Title:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:
THE RAHN GROUP

By:	/s/ The Rahn Group
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

RHO MANAGEMENT TRUST I		RHO VENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	RHO CAPITAL PARTNERS INC.	By:	RHO CAPITAL PARTNERS VERWALTUNGS GMBH

By:	/s/ RHO Capital Partners Inc.	By:	/s/ RHO Capital Partners Verwaltungs GMBH

Name:		Name:

Title:		Title:

Address*		Address*

RHO VENTURES IV (QP) L.P.		RHO VENTURES IV L.P.

By:	RHO MANAGEMENT VENTURES, IV, LLC	By:

By:	/s/ Rho Management Ventures, IV, LLC	By:	/s/ Rho Management Ventures IV, L.L.C.

Name:		Name:

Title:		Title:

Address*
*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

SEVIN ROSEN FUND VII, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner
*Address

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner
*Address

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner
*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

TVM V INFORMATION TECHNOLOGY GMBH & CO. KG

By:	/s/ John J. Dibello	/s/ Mark G. Cipriano

Name:	John J. Dibello	Mark G. Cipriano

Title:	Managing Limited Partners
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV, LP		VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.	By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.

By:	/s/ VantagePoint Venture Associates IV, L.L.C.	By:	/s/ VantagePoint Venture Associates IV, L.L.C.

Name:		Name:

Title:		Title:
*Address
*Address

VANTAGEPOINT VENTURE PARTNERS IV (Q), LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.	*Address:

By:	/s/ VantagePoint Venture Associates IV, L.L.C.

Name:

Title:
*Address

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

CENTERPOINT VENTURE FUND III (Q), L.P.

By:	CENTERPOINT ASSOCIATES III, L.P.
CENTERPOINT ASSOCIATES MANAGEMENT III, L.L.C.

By:	/s/ Centerpoint Associates Management III, L.L.C.

Name:

Title:

Address:

CENTERPOINT VENTURE FUND III, L.P.

By:	CENTERPOINT ASSOCIATES III, L.P.
CENTERPOINT ASSOCIATES MANAGEMENT III, L.L.C.

By:	/s/ Centerpoint Associates Management III, L.L.C.

Name:

Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

ANTHONY JEFFRIES

/s/ Anthony Jeffries
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:
MOHR SEED CAPITAL II LP

By:	/s/ Mohr Seed Capital II LP
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

RELL FAMILY PARTNERS LIMITED

By:	/s/ Rell Family Partners Limited
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

DAVE SEGRE

/s/ Dave Segre
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JOHN TEEGAN

/s/ John Teegan
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THOMAS A. KELLEY & ASSOCIATES PROFIT SHARING PLAN

By:	/s/ Thomas A. Kelley & Associates Profit Sharing Plan
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

UNIVERSITY OF ILLINOIS FOUNDATION

By:	/s/ University Of Illinois Foundation
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

WS INVESTMENT 99B

By:	/s/ WS Investment 99B
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

NORTHGATE PARTNERS LLC,
A DELAWARE MULTIPLE SERIES LLC

By:	/s/ Northgate Partners LLC
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

MARY L. CAMPBELL TRUST

By:	EDF Ventures
Its Managing Director

By:	/s/ EDF Ventures
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

MIKE PASCOE

/s/ Mike Pascoe
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

BERKELEY INTERNATIONAL CAPITAL

By:	/s/ Berkeley International Capital
Name:
Title:

Address:	650 California Street, 26th Floor
San Francisco, CA 94108

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO PREFERRED STOCKHOLDER AGREEMENT

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 4 TO

PREFERRED STOCKHOLDER AGREEMENT

THIS AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT (this “Amendment”) is made and entered into as of May 17, 2010 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Series A-2 Convertible Preferred Stock, par value $0.001 per share (“Series A-2 Preferred Stock”), certain of the holders of the Company’s Series B-2 Convertible Preferred Stock, par value $0.001 per share (“Series B-2 Preferred Stock”) and certain of the holders of the Company’s Series C-2 Convertible Preferred Stock, par value $0.001 per share (“Series C-2 Preferred Stock”), all as set forth on Schedule A attached to this Amendment (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Amendment (each a “New Investor,” and collectively, the “New Investors”).

RECITALS

WHEREAS the Company, certain of the holders of the Common Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock previously entered into that certain Preferred Stockholder Agreement, dated August 1, 2007, as amended (the “Stockholders Agreement”);

WHEREAS, Section 9(d) of the Stockholders Agreement provides that it may only be amended by a written instrument executed by the Company and the holders of a majority of the shares of the Preferred Stock (as defined in the Stockholders Agreement);

WHEREAS, pursuant to the terms of that certain Share Purchase Agreement dated May     , 2010 by and among the Company and the shareholders of Polariq Limited, a private limited company duly incorporated and in good standing under the laws of England and Wales (the “Purchase Agreement”), each New Investor shall receive shares of Series C-2 Preferred Stock (the “New Shares”);

WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Investor Rights Agreement; and

WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Stockholders Agreement; and

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Stockholders Agreement, desire to amend the Stockholders Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Stockholders Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule B attached hereto is hereby added to Exhibit A to the Stockholders Agreement as a Series C-2 Stockholder, and each New Investor shall be deemed an Investor and a Series C-2 Stockholder (as each such term is defined the Stockholders Agreement) for all purposes contained in the Stockholders Agreement.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

4. Entire Agreement. The Stockholders Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Pereira Gray
Name:	Peter Pereira Gray
Title:	Managing Director
Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its General Partner

By:	/s/ Charles W. Newhall, III
Name:	Charles W. Newhall, III
Title:	General Partner
Address:	2490 Sand Hill Road
Menlo Park, CA 94025

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, L.P.
Its General Partner

By:	/s/ Charles W. Newhall, III
Name:	Charles W. Newhall, III
Title:	General Partner
Address:	2490 Sand Hill Road
Menlo Park, CA 94025

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

ARCH VENTURE FUND III, L.P.

	By:	ARCH Venture Partners, LLC,
Its General Partner

	By:	/s/ ARCH Venture Partners, LLC
	Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

	By:	ARCH Venture Partners IV, LLC,
Its General Partner

	By:	/s/ ARCH Venture Partners IV, LLC
	Its:	Managing Director

ARCH VENTURE FUND IVA, L.P.

	By:	ARCH Venture Partners IV, LLC,
Its General Partner

	By:	/s/ ARCH Venture Partners IV, LLC
	Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

	By:	ARCH Venture Partners IV, LLC,
Its General Partner

	By:	/s/ ARCH Venture Partners IV, LLC
	Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

	By:	ARCH Venture Partners IV, LLC,
Its General Partner

	By:	/s/ ARCH Venture Partners IV, LLC
	Its:	Managing Director

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THE INFRASTRUCTURE FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

THE INFRASTRUCTURE CO-INVEST FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

TRELLIS PARTNERS II, L.P.

By:	Trellis Management II, L.P.,
Its General Partner

By:	/s/ Alexander C. Broeker
Name:	Alexander C. Broeker
Title:	General Partner

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

UC BERKELEY FOUNDATION

By:	/s/ Lina Wang
Name:	Lina Wang
Title:

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

By:	/s/ Loraine Binion
Name:	Loraine Binion
Title:	Interim Treasurer

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

LONDON PACIFIC ASSURANCE LIMITED

By:	/s/ Robert A. Cornman
Name:	Robert A. Cornman
Title:	Director
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

CLIFFORD HIGGERSON

/s/ Clifford Higgerson
Address:	361 Lytton Avenue, 2nd Floor
Palo Alto, CA 94301

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

HAYDEN H. HARRIS LIVING TRUST DTD. 3-6-98

By:	/s/ Hayden Harris
Name:	Hayden Harris
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

BEAU D. LASKEY

/s/ Beau D. Laskey
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JAMES R. ADOX

/s/ James R. Adox
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

PATRICK ENNIS

/s/ Patrick Ennis
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THOMAS S. PORTER RESTATED TRUST DTD. 11-14-05

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

ACCEL EUROPE L.P.

By:	/s/ Accel Europe L.P.
Name:
Title:
Address:	428 University Ave.
Palo Alto, CA 94301-1812

ACCEL EUROPE INVESTORS 2003, L.P.

By:	/s/ Accel Europe Investors 2003, L.P.
Name:
Title:
Address:	428 University Ave.
Palo Alto, CA 94301-1812

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JON BAYLESS

/s/ Jon Bayless
Address:	13455 Noel Road, Suite 1670
Two Galleria Tower
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JERUSALEM VENTURE PARTNERS IV, LP		JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND V, LP

By:	/s/ Jerusalem Venture Partners IV, LP	By:	/s/ Jerusalem Venture Partners Entrepreneurs Fund V, LP
Name:		Name:
Title:		Title:
Address:	24 Hebron Road	Address:	7 West 22nd Street 7th floor
	Jerusalem, Israel 93542		NY, NY 10010

JERUSALEM VENTURE PARTNERS IV-A, LP		JERUSALEM VENTURE PARTNERS IV (ISRAEL), LP

By:	/s/ Jerusalem Venture Partners IV-A, LP	By:	/s/ Jerusalem Venture Partners Iv (Israel), LP
Name:		Name:
Title:		Title:
Address:	7 West 22nd Street 7th floor NY, NY 10010	Address:	24 Hebron Road Jerusalem, Israel 93542

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

LAGO VENTURES FUND ONE LIMITED

By:	/s/ Lago Ventures Fund One Limited
Name:
Title:
Address:	c/o Tradeinvest Asset Management Ltd.
Lyford Manor, West Building
West Bay Street
Lyford Cay, N. P., The Bahamas

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

DOW CHEMICAL COMPANY

By:	/s/ Dow Chemical Company
Name:
Title:
Address:	2030 Dow Center
Midland, Michigan 48674

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

NEWBURY VENTURES III, LP		NEWBURY VENTURES CAYMAN III, LP

By:	/s/ Newbury Ventures III, LP	By:	/s/ Newbury Ventures Cayman III, LP

Name:		Name:

Title:		Title:

Address*		Address*

NEWBURY VENTURES III GMBH &CO KG		NEWBURY VENTURES EXECUTIVES III, LP

By:	/s/ Newbury Ventures III GMBH &CO KG	By:	/s/ Newbury Ventures Executives III, LP

Name:		Name:

Title:		Title:

Address*		*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

QUESTER VENTURE PARTNERSHIP

By:	/s/ Quester Venture Partnership
Name:
Title:
Address:	33 Glasshouse Street
London W1B 5DG
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

SPARK VCT 2 plc

By:	/s/ SPARK VCT 2 plc
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

STAR GROWTH ENTERPRISE		STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3 & CO.

By:	/s/ Meir Barel	By:	/s/ Meir Barel

Name:	Dr. Meir Barel	Name:	Dr. Meir Barel

Title:	Managing Director	Title:	Managing Director

Address*		Address*

STAR MANAGEMENT OF INVESTMENTS NO. II (2000) L.P.		SVE STAR VENTURES ENTERPRISES

By:	/s/ Meir Barel	By:	/s/ Meir Barel

Name:	Dr. Meir Barel	Name:	Dr. Meir Barel

Title:	Managing Director	Title:	Managing Director

Address*		Address*

SVM STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3		*Address:

By:	/s/ Meir Barel

Name:	Dr. Meir Barel

Title:	Managing Director

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:
THE RAHN GROUP

By:	/s/ The Rahn Group
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

RHO MANAGEMENT TRUST I		RHO VENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	RHO CAPITAL PARTNERS INC.		By:	RHO CAPITAL PARTNERS VERWALTUNGS GMBH

By:	/s/ RHO Capital Partners Inc.	By:	/s/ RHO Capital Partners Verwaltungs GMBH

Name:		Name:

Title:		Title:

Address*		Address*

RHO VENTURES IV (QP) L.P.		RHO VENTURES IV L.P.

By:	RHO MANAGEMENT VENTURES, IV, LLC		By:	RHO MANAGEMENT VENTURES IV, L.L.C.

By:	/s/ RHO Management Ventures, IV, LLC	By:	/s/ RHO Management Ventures IV, L.L.C.

Name:		Name:

Title:		Title:

Address*		*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

SEVIN ROSEN FUND VII, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner
*Address

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner
*Address

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President
*Address:

*Address

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

TVM V INFORMATION TECHNOLOGY GMBH & CO. KG

By:	/s/ TVM V Information Technology GMBH & CO. KG
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV, LP		VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.	By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.

By:	/s/ VantagePoint Venture Associates IV, L.L.C.	By:	/s/ VantagePoint Venture Associates IV, L.L.C.

Name:		Name:

Title:		Title:

*Address		*Address

VANTAGEPOINT VENTURE PARTNERS IV (Q), LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.	*Address:

By:	/s/ VantagePoint Venture Associates IV, L.L.C.

Name:

Title:
*Address

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

CENTERPOINT VENTURE FUND III (Q), L.P.

By:	CENTERPOINT ASSOCIATES III, L.P.
CENTERPOINT ASSOCIATES MANAGEMENT III, L.L.C.

By:	/s/ Centerpoint Associates Management III, L.L.C.

Name:

Title:

Address:

CENTERPOINT VENTURE FUND III, L.P.

By:	CENTERPOINT ASSOCIATES III, L.P.
CENTERPOINT ASSOCIATES MANAGEMENT III, L.L.C.

By:	/s/ Centerpoint Associates Management III, L.L.C.

Name:

Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

ANTHONY JEFFRIES

/s/ Anthony Jeffries
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:
MOHR SEED CAPITAL II LP

By:	/s/ Mohr Seed Capital II LP
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

RELL FAMILY PARTNERS LIMITED

By:	/s/ Rell Family Partners Limited
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

DAVE SEGRE

/s/ Dave Segre
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JOHN TEEGAN

/s/ John Teegan
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THOMAS A. KELLEY & ASSOCIATES PROFIT SHARING PLAN

By:	/s/ Thomas A. Kelley & Associates Profit Sharing Plan
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

UNIVERSITY OF ILLINOIS FOUNDATION

By:	/s/ University Of Illinois Foundation
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

WS INVESTMENT 99B

By:	/s/ WS Investment 99B
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

NORTHGATE PARTNERS LLC,
A DELAWARE MULTIPLE SERIES LLC

By:	/s/ Northgate Partners LLC
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

MARY L. CAMPBELL TRUST

By:	EDF Ventures
Its Managing Director

By:	/s/ EDF Ventures
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

MIKE PASCOE

/s/ Mike Pascoe
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

BERKELEY INTERNATIONAL CAPITAL

By:	/s/ Berkeley International Capital
Name:
Title:

Address:	650 California Street, 26th Floor
San Francisco, CA 94108

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

NEW INVESTORS:

Timothy Russell Davison as Trustee under a Declaration of Trust dated 30 April 2010

/s/ Timothy Russell Davison
Authorised Signatory,
Timothy Russell Davison

INDEPENDENT WEALTH MANAGEMENT CONSULTANTS LIMITED

By:	/s/ T.R. Davison
Name:	T.R. Davison
Title:

/s/ Stuart Barnes
Stuart Barnes

/s/ Michael Hamilton-Smith
Michael Hamilton-Smith

/s/ Stuart Barnes
Steve Webb acting by his duly authorised attorney Stuart Barnes

/s/ Stuart Barnes
Dave Winterburn acting by his duly authorized attorney Stuart Barnes

/s/ Stuart Barnes
John Ellison acting by his duly authorised attorney Stuart Barnes

/s/ Stuart Barnes
Russell Johnson acting by his duly authorised attorney Timothy Russell Davison

/s/ Stuart Barnes
Scott White acting by his duly authorised attorney Stuart Barnes

/s/ Stuart Barnes
Steve Desbrulais acting by his duly authorised attorney Stuart Barnes

ASTON UNIVERSITY

By:	/s/ Gareth Evans
Name:	Gareth Evans
Title:	Deputy University Secretary

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO PREFERRED STOCKHOLDER AGREEMENT

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 5 TO

PREFERRED STOCKHOLDER AGREEMENT

THIS AMENDMENT NO. 5 TO PREFERRED STOCKHOLDER AGREEMENT (this “Amendment”) is made and entered into as of April 21, 2011 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Series A-2 Convertible Preferred Stock, par value $0.001 per share (“Series A-2 Preferred Stock”), certain of the holders of the Company’s Series B-2 Convertible Preferred Stock, par value $0.001 per share (“Series B-2 Preferred Stock”) and certain of the holders of the Company’s Series C-2 Convertible Preferred Stock, par value $0.001 per share (“Series C-2 Preferred Stock”), all as set forth on Schedule A attached to this Amendment (collectively, the “Consenting Investors”). Capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Stockholder Agreement (as defined below).

RECITALS

WHEREAS the Company, certain of the holders of the Common Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock previously entered into that certain Preferred Stockholder Agreement, dated August 1, 2007, as amended (the “Stockholder Agreement”);

WHEREAS, Section 9(d) of the Stockholder Agreement provides that it may only be amended by a written instrument executed by the Company and the holders of a majority of the shares of the Preferred Stock;

WHEREAS, the holders of the requisite amount of stock necessary to amend the Stockholder Agreement approved this Amendment by written consent dated on or about April 21, 2011.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Amended Provisions. The Stockholder Agreement is hereby amended such that:

The following definitions in Section 1 Certain Definitions are hereby replaced in their entirety with the following:

“(j) “Transfer” means and includes any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings, or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except:

(i) any transfers of Stock to the Seller’s spouse, lineal descendant or antecedent, father, mother, brother or sister of the Seller, the adopted child or adopted grandchild of the Seller, or the spouse of any child, adopted child, grandchild or adopted grandchild of the Seller, or to a trust or trusts for the exclusive benefit of the Seller or the Seller’s family members as listed in this Section;

(ii) any transfers of Stock to an Affiliate, other than transfers or distributions of Stock from a general partner to its limited partners, a corporation to its stockholders or other similar transfers from an entity to its equity owners; or

(iii) any transfer of Stock to an Investor;

provided that in each and all such cases, (A) the Seller shall inform the Company and each Investor by written notice prior to effecting such permitted transfer of Stock, and (B) such transferee or Affiliate, as the case may be, if not an existing Investor under the Agreement, shall furnish the Company and each Investor with an executed counterpart copy of this Agreement and agree to become bound thereby as was the Seller. Such transferred Stock shall remain “Stock” hereunder, and the transferee shall be treated as was the Seller of such Stock hereunder, and shall assume all rights and obligations of such Seller hereunder.”

Section 3 (a)(ii) Investors’ Right is hereby replaced in its entirety with the following:

“(ii) Investors’ Right. If the Company does not desire to purchase any or all of the Offered Stock, the Investors shall have the right of first refusal to purchase all or none of the Offered Stock; provided, that each such Investor gives written notice of the exercise of such right to the Seller within fifteen (15) days after the date of mailing or other transmission of the Company’s Notice to such Investor (the “Investors’ Refusal Period”), which notice shall indicate the maximum number of shares of Stock that such Preferred Stockholder is willing to purchase, including the number of shares of Stock it would purchase if one or more other Preferred Stockholders do not elect to purchase their Preferred Stockholder’s Share. To the extent the aggregate number of shares such Investors desire to purchase exceeds the Offered Stock available, each such Investor will be entitled to purchase a fraction of the Offered Stock, the numerator of which is the number of shares of Stock (assuming the Conversion of Preferred Stock into Common Stock) held by such Investor and the denominator of which is the number of shares of Stock (assuming the conversion of Preferred Stock into Common Stock) held by all Investors exercising their Right of First Refusal (and if any shares of Offered Stock remain unallocated after application of the foregoing, such shares shall be allocated through successive applications thereof).

Upon the expiration of the Investors’ Refusal Period, the number of shares of Stock to be purchased by each Investor who has elected to participate in purchasing the Offered Stock (the “Participating Investors”) shall be determined as follows: (i) first, there shall be allocated to each Investor electing to purchase, a number of shares of Stock equal to the lesser of (A) the number of shares of Stock as to which such Investor accepted as set forth in its respective acceptance notice or (B) such Investor’s Pro Rata Fraction, which shall be equal to the product obtained by multiplying the total number of shares of Stock not purchased by the Company by a fraction, the numerator of which is the total number of shares of Preferred Stock owned by such Investor, and the denominator of which is the total number of shares of Preferred Stock held by all Investors, in each case as of the date of the Seller’s Notice, and (ii) second, the balance, if any, not allocated under clause (i) above, shall be allocated to those Investors who within the Investors’ Refusal Period delivered an acceptance notice that set forth a number of shares of Stock that exceeded their respective Pro Rata Fractions, in each case on a pro rata basis in proportion to the number of shares of Stock held by each such Investor up to the amount of such excess. Within ten (10) days after expiration of the Investors’ Refusal Period (the “Confirmation Period”), the Seller will give written notice to the Company and the Participating Investors, specifying the aggregate number of shares of Offered Stock that were subscribed for by the Investors (the “Subscribed Offered Stock”) exercising their Rights of First Refusal (the “Confirmation Notice”). Should the Subscribed Offered Stock not equal or exceed the number of shares of Offered Stock, the Participating Investors may notify the Seller, within ten (10) days after expiration of the Confirmation Period, of their intent to purchase an amount equal to the difference between (i) the Offered Stock and (ii) the Subscribed Offered Stock (such amount, the “Remaining Offered Stock”). Should the Participating Investors collectively elect not to purchase an amount equal to the Remaining Offered Stock, the Right of First Refusal under this Agreement shall be deemed to have been waived with respect to the Offered Stock.”

2. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

3. Entire Agreement. The Stockholder Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 6 TO

PREFERRED STOCKHOLDER AGREEMENT

THIS AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT (this “Amendment”) is made and entered into as of September 23, 2011 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Series A-2 Convertible Preferred Stock, par value $0.001 per share (“Series A-2 Preferred Stock”), certain of the holders of the Company’s Series B-2 Convertible Preferred Stock, par value $0.001 per share (“Series B-2 Preferred Stock”) and certain of the holders of the Company’s Series C-2 Convertible Preferred Stock, par value $0.001 per share (“Series C-2 Preferred Stock”), all as set forth on Schedule A attached to this Amendment (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Amendment (each a “New Investor,” and collectively, the “New Investors”). Capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Stockholder Agreement (as defined below).

RECITALS

WHEREAS the Company, certain of the holders of the Common Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock previously entered into that certain Preferred Stockholder Agreement, dated August 1, 2007, as amended (the “Stockholder Agreement”);

WHEREAS, Section 9(d) of the Stockholder Agreement provides that it may only be amended by a written instrument executed by the Company and the holders of a majority of the shares of the Preferred Stock;

WHEREAS, pursuant to the terms of that certain Series D-3 Preferred Stock Purchase Agreement, by and among the Company and the Investors purchasing shares of the Company’s Series D-3 Preferred Stock, par value $0.001 per share (the “Series D-3 Preferred Stock”) dated on or about the date hereof (the “Purchase Agreement”), participating Investors exchanged their shares of Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock for shares of Series A-3 Preferred Stock, Series B-3 Preferred Stock and Series C-3 Preferred Stock;

WHEREAS, pursuant to the Amended and Restated Certificate of Incorporation of the Company as filed with the Delaware Secretary of State on September 22, 2011, each share of Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock outstanding on September 24, 2011 shall automatically convert into Common Stock;

WHEREAS, pursuant to the Purchase Agreement, each New Investor shall receive shares of Series D-3 Preferred Stock (the “New Shares”)

WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Stockholder Agreement; and

WHEREAS, the holders of the requisite amount of stock necessary to amend the Stockholder Agreement, desire to amend the Stockholder Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Stockholder Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule B attached hereto is hereby added to Exhibit A of the Stockholder Agreement as a Series D-3 Stockholder, and each New Investor shall be deemed an Investor and a Series D-3 Stockholder (as each such term is defined in the Stockholders Agreement) for all purposes contained in the Stockholders Agreement.

2. Amended Provisions. The Stockholder Agreement is hereby amended such that:

The following definitions in Section 1 Certain Definitions are hereby replaced in their entirety with the following:

“(e) “Preferred Stock” means the Series A-3 Convertible Preferred Stock, Series B-3 Convertible Preferred Stock, Series C-3 Convertible Preferred Stock and Series D-3 Convertible Preferred Stock.”

“(f) “Preferred Stockholder” means a holder of the Series A-3 Convertible Preferred Stock, Series B-3 Convertible Preferred Stock, Series C-3 Convertible Preferred Stock or Series D-3 Convertible Preferred Stock.”

The following definition is added to Section 1 Certain Definitions and the numbering of the remaining definitions shall be adjusted accordingly to maintain the alphabetical ordering of the terms:

“(l) “Series D-3 Stockholders” means the holders of the Series D-3 Convertible Preferred Stock.”

Section 6(a) is hereby replaced in its entirety with the following:

“(a) elect and appoint to the Board of Directors of the Company the following persons:

(i) two individuals designated by the holders of a majority of the outstanding shares of Series B-3 Preferred Stock, Series C-3 Preferred Stock and Series D-3 Preferred Stock (each a “Preferred Director”), voting together as a single class, one of which shall be the designee of ARCH Venture Partners (“AVP”) for so long as AVP and its Affiliates hold not less than 2,000,000 shares of Preferred Stock in the aggregate (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date hereof), and one of which shall be the designee of New Enterprise Associates (“NEA”) for so long as NEA and its affiliates hold not less than 2,000,000 shares of Preferred Stock in the aggregate (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date hereof);

(ii) three individuals designated by the holders of a majority of the outstanding shares of Series A-3 Preferred Stock (each, a “Series A-3 Director”), voting as a single class, one of which shall be the designee of Sevin Rosen Fund VII, L.P. (“SRF”) for so long as SRF and its Affiliates hold not less than 2,000,000 shares of Preferred Stock in the aggregate (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date hereof);

(iii) one individual designated by the holders of a majority of the outstanding shares of Common Stock, voting as a class, who shall be the then-current Chief Executive Officer of the Company (the “CEO Director”); and

(iv) four individuals designated by mutual agreement of the Preferred Directors and the Series A-3 Directors and the CEO Director (the “Outside Directors”).”

All other references to “Series A-2” not otherwise amended herein are hereby replaced with the term “Series A-3.”

All other references to “Series B-2” not otherwise amended herein are hereby replaced with the term “Series B-3.”

All other references to “Series C-2” not otherwise amended herein are hereby replaced with the term “Series C-3.”

All other references to “Series B-1 Director” not otherwise amended herein are hereby replaced with the term “Preferred Director.”

3. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

4. Entire Agreement. The Stockholder Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

Signature Pages Follow

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THE WELLCOME TRUST LIMITED,
AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter P. Gray
Name:	Peter P. Gray
Title:	Managing Director, Investments
Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its General Partner

	By:	/s/ NEA Partners 10, L.P.
Name:
Title:
	Address:	2490 Sand Hill Road
Menlo Park, CA 94025

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, L.P.
Its General Partner

	By:	/s/ NEA Partners 9, L.P.
Name:
Title:
	Address:	2490 Sand Hill Road
Menlo Park, CA 94025

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IVA, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

UC BERKELEY FOUNDATION

By:
Name:	Lina Wang
Title:

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

By:
Name:	Loraine Binion
Title:	Interim Treasurer

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

CLIFFORD HIGGERSON

/s/ Clifford Higgerson
Address:	361 Lytton Avenue, 2nd Floor
Palo Alto, CA 94301

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

HAYDEN H. HARRIS LIVING TRUST DTD. 3-6-98

By:	/s/ Hayden Harris
Name:	Hayden Harris
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

BEAU D. LASKEY

/s/ Beau D. Laskey
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JAMES R. ADOX

/s/ James R. Adox
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

PATRICK ENNIS

/s/ Patrick Ennis
Address:	3150 139th Avenue SE
Building 4
Bellevue, WA 98005

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THOMAS S. PORTER RESTATED TRUST DTD. 11-14-05

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

ACCEL EUROPE L.P.

By:	/s/ Accel Europe Associates L.P.
By:	/s/ Accel Europe Associates L.L.C.
Name:
Title:
Address:	428 University Ave.
Palo Alto, CA 94301-1812

ACCEL EUROPE INVESTORS 2003, L.P.

By:	/s/ Accel Europe Associates L.L.C.
Name:
Title:
Address:	428 University Ave.
Palo Alto, CA 94301-1812

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JON BAYLESS

/s/ Jon Bayless
Address:	13455 Noel Road, Suite 1670
Two Galleria Tower
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JERUSALEM VENTURE PARTNERS IV, LP		JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND V, LP

By:	/s/ Jerusalem Venture Partners IV, LP	By:	/s/ Jerusalem Venture Partners Entrepreneurs Fund V, LP
Name:		Name:
Title:		Title:
Address:	24 Hebron Road	Address:	7 West 22nd Street 7th floor
	Jerusalem, Israel 93542		NY, NY 10010

JERUSALEM VENTURE PARTNERS IV-A, LP		JERUSALEM VENTURE PARTNERS IV (ISRAEL), LP

By:	/s/ Jerusalem Venture Partners IV-A, LP	By:	/s/ Jerusalem Venture Partners IV (Israel), LP
Name:		Name:
Title:		Title:
Address:	7 West 22nd Street 7th floor	Address:	24 Hebron Road
	NY, NY 10010		Jerusalem, Israel 93542

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

LAGO VENTURES FUND ONE LIMITED

By:	/s/ Arvind Gulati
Name:	Arvind Gulati
Title:	Director Representative
Address:	c/o Cayside Trust Company Limited
Lyford Cay House, 6th Floor
Western Road
P.O. Box N-7776 (Slot 193)
Lyford Cay, New Providence
The Bahamas

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

NEWBURY VENTURES III, LP		NEWBURY VENTURES CAYMAN III, LP

By:	/s/ Joseph Kell	By:	Newbury Venture Partners III, LLC
Its General Partner
Name:	Joseph Kell	By:	/s/ Joseph Kell

Title:	CFO	Name:	Joseph Kell

Address*		Title:	CFO

Address*

NEWBURY VENTURES III GMBH &CO KG		NEWBURY VENTURES EXECUTIVES III, LP

By:	Newbury Venture Partners III, LLC	By:	Newbury Venture Partners III, LLC
Its Managing Limited Partner		Its General Partner

By:	/s/ Joseph Kell	By:	/s/ Joseph Kell

Name:	Joseph Kell	Name:	Joseph Kell

Title:	CFO	Title:	CFO

Address*		Address*

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

STAR GROWTH ENTERPRISE		STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3 & CO.

By:	/s/ Meir Barel	By:	/s/ Meir Barel

Name:	Meir Barel	Name:	Meir Barel

Title:	Managing Director	Title:	Managing Director

Address*		Address*

STAR MANAGEMENT OF INVESTMENTS NO. II (2000) L.P.		SVE STAR VENTURES ENTERPRISES

By:	/s/ Meir Barel	By:	/s/ Meir Barel

Name:	Meir Barel	Name:	Meir Barel

Title:	Director	Title:	Managing Director

Address*		Address*

SVM STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3		*Address:

By:	/s/ Meir Barel

Name:	Meir Barel

Title:	Managing Director

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:
THE RAHN GROUP

By:	/s/ The Rahn Group
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

RHO MANAGEMENT TRUST I		RHO VENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	RHO CAPITAL PARTNERS INC.		By:	RHO CAPITAL PARTNERS VERWALTONGS GMBH

By:	/s/ Jeffrey Martin	By:	/s/ Jeffrey Martin

Name:	Jeffrey Martin	Name:	Jeffrey Martin

Title:	Attorney-in-fact	Title:	Attorney-in-fact

Address*		Address*

RHO VENTURES IV (QP) L.P.		RHO VENTURES IV L.P.

By:	RHO MANAGEMENT VENTURES, IV, LLC		By:	RHO MANAGEMENT VENTURES IV, L.L.C.

By:	/s/ Jeffrey Martin	By:	/s/ Jeffrey Martin

Name:	Jeffrey Martin	Name:	Jeffrey Martin

Title:	Attorney-in-fact	Title:	Attorney-in-fact

Address*		*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

SEVIN ROSEN FUND VII, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner
*Address

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner
*Address:

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President
*Address:

*Address

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

ANTHONY JEFFRIES

/s/ Anthony Jeffries
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:
MOHR SEED CAPITAL II LP

By:	/s/ Robert Mohr
Name:	Robert Mohr
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

RELL FAMILY PARTNERS LIMITED

By:	/s/ Rell Family Partners Limited
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

DAVE SEGRE

/s/ Dave Segre
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JOHN TEEGEN

/s/ John Teegen
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THOMAS A. KELLEY & ASSOCIATES
PROFIT SHARING PLAN

By:	/s/ Tom A. Kelley
Name:	Tom A. Kelley
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

UNIVERSITY OF ILLINOIS FOUNDATION

By:	/s/ Laura A. Vossman
Name:	Laura A. Vossman
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

WS INVESTMENT 99B

By:	/s/ WS Investment 99B
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

ARTHUR TRUEGER

/s/ Arthur Trueger
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

STUART BARNES

/s/ Stuart Barnes
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

TIMOTHY RUSSELL DAVISON

/s/ Timothy Russell Davison
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

STEVEN DESBRUSLAIS

/s/ Steven Desbrulais
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JOHN ELLISON

/s/ John Ellison
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

MICHAEL HAMILTON-SMITH

/s/ Michael Hamilton-Smith
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

INDEPENDENT WEALTH MANAGEMENT CONSULTANTS LIMITED

By:	/s/ Timothy Davison
Name:	Timothy Davison
Title:	Director

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

RUSSELL JOHNSON

/s/ Russell Johnson
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

TIMOTHY RUSSELL DAVISON AS TRUSTEE UNDER A DECLARATION OF TRUST DATED 30 APRIL 2010

By:	/s/ Timothy Davison
Name:	Timothy Davison
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

STEPHEN WEBB

/s/ Stephen Webb
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

SCOTT WHITE

/s/ Scott White
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

DAVID WINTERBURN

/s/ David Winterburn
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JEANNE ANN BAYLESS

/s/ Jeanne Ann Bayless
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JON W. BAYLESS, JR.

/s/ Jon W. Bayless, Jr.
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

REBECCA L.R. BAYLESS

/s/ Rebecca L.R. Bayless
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

JON BAYLESS, SEPARATE PROPERTY

/s/ Jon Bayless
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

REBECCA BAYLESS, TRUSTEE FOR CHRISTIAN A.R. BAYLESS TRUST

/s/ Rebecca Bayless
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

REBECCA BAYLESS, TRUSTEE FOR W. ANDREW BAYLESS TRUST

/s/ Rebecca Bayless
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

HAYDEN HARRIS

/s/ Hayden Harris
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

THOMAS S. PORTER RESTATED TRUST DTD. 7-31-98

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

INVESTORS:

NORTHGATE PARTNERS LLC, a Delaware Multiple Series LLC

By:	/s/ Northgate Partners LLC
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 6 TO PREFERRED STOCKHOLDER AGREEMENT

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 7 TO

PREFERRED STOCKHOLDER AGREEMENT

THIS AMENDMENT NO. 7 TO PREFERRED STOCKHOLDER AGREEMENT (this “Amendment”) is made and entered into as of August 25, 2015 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Series A-3 Convertible Preferred Stock, par value $0.001 per share (“Series A-3 Preferred Stock”), certain of the holders of the Company’s Series B-3 Convertible Preferred Stock, par value $0.001 per share (“Series B-3 Preferred Stock”), certain of the holders of the Company’s Series C-3 Convertible Preferred Stock, par value $0.001 per share (“Series C-3 Preferred Stock”) and certain of the holders of the Company’s Series D-3 Convertible Preferred Stock, par value $0.001 per share (“Series D-3 Preferred Stock”), and each of the persons set forth on Schedule B attached to this Amendment (each a “New Investor,” and collectively, the “New Investors”). Capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Stockholder Agreement (as defined below).

RECITALS

WHEREAS the Company, certain of the holders of the Series A-3 Preferred Stock, Series B-3 Preferred Stock, Series C-3 Preferred Stock and Series D-3 Preferred Stock previously entered into that certain Preferred Stockholder Agreement, dated August 1, 2007, as amended (the “Stockholder Agreement”);

WHEREAS, Section 9(d) of the Stockholder Agreement provides that it may only be amended by a written instrument executed by the Company and the holders of a majority of the shares of the Preferred Stock;

WHEREAS, pursuant to the terms of that certain Series E-3 Preferred Stock Purchase Agreement, by and among the Company and the Investors purchasing shares of the Company’s Series E-3 Preferred Stock, par value $0.001 per share (the “Series E-3 Preferred Stock”) dated on or about the date hereof (the “Purchase Agreement”), certain existing parties to the Stockholder Agreement and the New Investors shall receive shares of Series E-3 Preferred Stock;

WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase Agreement and the issuance of the Series E-3 Preferred Stock to the New Investors, each New Investor must execute this Amendment and become a party to the Stockholder Agreement; and

WHEREAS, the holders of the requisite amount of stock necessary to amend the Stockholder Agreement, desire to amend the Stockholder Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Stockholder Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule A attached hereto is hereby added to Exhibit A of the Stockholder Agreement as a Series E-3 Stockholder, and each New Investor shall be deemed an Investor and a Series E-3 Stockholder (as each such term is defined in the Stockholders Agreement) for all purposes contained in the Stockholders Agreement. Each holder of Series E-3 Preferred Stock that is already party to the Voting Agreement shall also be added to Exhibit A to the Voting Agreement as a Series E-3 Investor.

2. Amended Provisions. The Stockholder Agreement is hereby amended such that:

The following definitions in Section 1 Certain Definitions are hereby replaced in their entirety with the following:

“(e) “Preferred Stock” means the Series A-3 Convertible Preferred Stock, Series B-3 Convertible Preferred Stock, Series C-3 Convertible Preferred Stock, Series D-3 Convertible Preferred Stock and Series E-3 Convertible Preferred Stock.”

“(f) “Preferred Stockholder” means a holder of the Series A-3 Convertible Preferred Stock, Series B-3 Convertible Preferred Stock, Series C-3 Convertible Preferred Stock, Series D-3 Convertible Preferred Stock or Series E-3 Convertible Preferred Stock.”

The following definition is added to Section 1 Certain Definitions and the numbering of the remaining definitions shall be adjusted accordingly to maintain the alphabetical ordering of the terms:

“(l) “Series E-3 Stockholders” means the holders of the Series E-3 Convertible Preferred Stock.”

Section 6(a)(i) is hereby replaced in its entirety with the following:

“(i) two individuals designated by the holders of a majority of the outstanding shares of Series B-3 Preferred Stock, Series C-3 Preferred Stock, Series D-3 Preferred Stock and Series E-3 Preferred Stock (each a “Preferred Director”), voting together as a single class, one of which shall be the designee of ARCH Venture Partners (“AVP”) for so long as AVP and its Affiliates hold not less than 2,000,000 shares of Preferred Stock in the aggregate (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date hereof), and one of which shall be the designee of New Enterprise Associates (“NEA”) for so long as NEA and its affiliates hold not less than 2,000,000 shares of Preferred Stock in the aggregate (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date hereof);

3. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

4. Entire Agreement. The Stockholder Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

HOLDER:

WELLCOME TRUST INVESTMENTS 2 UNLIMITED

By:	/s/ Nick Moakes

Name:	Nick Moakes

Title:	Director

HOLDERS:

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, Limited Partnership
Its General Partner

By:	/s/ NEA Partners 9, Limited Partnership

Name:

Title:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, Limited Partnership
Its General Partner

By:	/s/ NEA Partners 10, Limited Partnership

Name:

Title:

HOLDERS:

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Name:	Clinton W. Bybee
Title:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Name:	Clinton W. Bybee
Title:	Managing Director

ARCH VENTURE FUND IVA, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Name:	Clinton W. Bybee
Title:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Name:	Clinton W. Bybee
Title:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Name:	Clinton W. Bybee
Title:	Managing Director

HOLDER:

/s/ Clifford H. Higgerson
Clifford H. Higgerson

HOLDER:

/s/ Jon Bayless
Jon Bayless

HOLDER:

Sevin Rosen Fund VII L.P.

By:	SRB Associates VII L.P.
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Sevin Rosen Fund VII Affiliates Fund L.P.

By:	SRB Associates VII L.P.
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Sevin Rosen Bayless Management Company

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President

HOLDER:

Saints Capital Hanover, L.P.

By:	Saints Capital VI, LLC
Its General Partner

By:	/s/ David Quinlivan
Name:	David Quinlivan
Title:	Managing Member

HOLDER:

/s/ Jon W. Bayless
Jon W. Bayless, Separate Property

HOLDER:

/s/ Jon Hopper
Jon Hopper

HOLDER:

Estate of Donald W. Brooks

By:	/s/ Jon Hopper
Name:	Jon Hopper
Title:	Executor